STRATEGIC PARTNERS LARGE CAP CORE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

September 29, 2006

Dear Shareholder:

I am writing to ask you to vote on an important proposal whereby all of the assets of Strategic Partners Large Cap Core Fund (the SP Fund), a series of Strategic Partners Mutual Funds, Inc. (SPMF), would be acquired by Dryden Large-Cap Core Equity Fund (the Dryden Fund, and together with the SP Fund, the Funds), a series of Dryden Tax-Managed Funds (Dryden Trust), and the Dryden Fund would assume all of the liabilities of the SP Fund (the Reorganization). SPMF is a Maryland corporation and the Dryden Trust is a Delaware statutory trust. The shareholders' meeting (the Meeting) is scheduled for Thursday, December 14, 2006 at 5:00 p.m. Eastern time.

The Board of Directors of SPMF has reviewed and approved the proposal and recommended that the proposal be presented to shareholders of the SP Fund for their consideration. Although the directors have determined that the proposal is in your best interest, the final decision to approve the proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, combining the Funds would give you the opportunity to participate in a fund with an investment objective and investment policies similar to those of the SP Fund, and will allow you to enjoy a substantially larger asset base over which expenses may be spread. In addition, SP Fund shareholders are expected to realize a reduction in gross annual operating expenses borne by those shareholders, while net annual fund operating expenses are expected to remain unchanged.

The accompanying combined proxy statement and prospectus includes a detailed description of the proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•  By Mail.  Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope. Proxy cards must be received by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Internet.  Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

•  By Telephone.  If your fund shares are held in your own name, call 1-800-690-6903 toll-free. If your fund shares are held on your behalf in a brokerage account, call 1-800-454-8683 toll-free. Enter your 12-digit control number from your proxy card. Follow the simple instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting to be counted.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if a proposed transaction is approved, starting on the day following the closing of the proposed transaction (which is expected to occur as soon as reasonably practicable after the Meeting), future purchases will automatically be made in shares of the Dryden Fund.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-800-735-3428 toll-free. They will be happy to help you understand the proposal and assist you in voting.

  Judy A. Rice
President

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STRATEGIC PARTNERS LARGE CAP CORE FUND

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of the Strategic Partners Large Cap Core Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, is scheduled to be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on Thursday, December 14, 2006, at 5:00 p.m. Eastern time, for the following purposes:

1.  For shareholders of the SP Fund to approve or disapprove a Plan of Reorganization under which the SP Fund will transfer all of its assets to, and all of its liabilities will be assumed by Dryden Large-Cap Core Equity Fund (the Dryden Fund, and together with the SP Fund, the Funds), a series of the Dryden Tax-Managed Funds (the Dryden Trust), a Delaware statutory trust. In connection with this proposed transfer, each whole and fractional share of each class of the SP Fund will be exchanged for whole and fractional shares of equal dollar value of the same class of the Dryden Fund and outstanding shares of the SP Fund will be cancelled.

2.  To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors of SPMF, on behalf of the SP Fund, has fixed the close of business on September 15, 2006 as the record date for the determination of the shareholders of the SP Fund entitled to notice of, and to vote at, the Meeting and any adjournments of the Meeting.

  Deborah A. Docs
Secretary

Dated: September 29, 2006

A proxy card is enclosed along with this combined Prospectus and Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You may also vote by telephone or via the Internet as described in the enclosed materials. The Board of Directors of SPMF recommends that you vote FOR the proposal.

Your vote is important.
Please return your proxy card promptly
or vote by telephone or over the internet.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President

	2.	XYZ Corporation	John Smith, President

		c/o John Smith, President

B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee

	2.	Jones Family Trust	Charles Jones, Trustee

	3.	Sarah Clark, Trustee	Sarah Clark, Trustee

		u/t/d 7/1/85

C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian

		f/b/o Jessica Wilson UTMA

		New Jersey

PROXY STATEMENT
for
STRATEGIC PARTNERS LARGE CAP CORE FUND, A SERIES OF
STRATEGIC PARTNERS MUTUAL FUNDS, INC.
and
PROSPECTUS
for
DRYDEN LARGE-CAP CORE EQUITY FUND, A SERIES OF
DRYDEN TAX-MANAGED FUNDS

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
(973) 367-7521

Dated September 29, 2006

Acquisition of the Assets and Assumption of Liabilities of the Strategic Partners Large Cap Core Fund
By and in exchange for shares of the Dryden Large-Cap Core Equity Fund

This combined Proxy Statement and Prospectus (Prospectus/Proxy Statement) is being furnished to the shareholders of Strategic Partners Large Cap Core Fund (the SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of SPMF for use at a special meeting of shareholders of the SP Fund and at any adjournments or postponements thereof (the Meeting).

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on Thursday, December 14, 2006 at 5:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about October 13, 2006.

The purpose of the Meeting is for shareholders of the SP Fund to vote on a Plan of Reorganization (the Plan) under which the SP Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, Dryden Large-Cap Core Equity Fund (the Dryden Fund, and together with the SP Fund, the Funds), a series of the Dryden Tax-Managed Funds (the Dryden Trust) a Delaware statutory trust, in exchange for shares of the Dryden Fund, which will be distributed to shareholders of the SP Fund, and the subsequent cancellation of shares of the SP Fund and its liquidation (the Reorganization).

If the shareholders of the SP Fund approve the Plan, they will become shareholders of the Dryden Fund.

Although the investment objectives of the Funds are different, the investment policies of the Funds are similar. The SP Fund seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the S&P 500®) through stock selection resulting in different weightings of common stocks relative to the index, while the investment objective of the Dryden Fund is to achieve a long term growth of after-tax capital. The Dryden Fund tries to outperform the returns of the S&P 500® on an after-tax basis over the long term. The SP Fund follows a non-fundamental investment policy of investing at least 80% of its total assets in the securities included in the S&P 500®. The Dryden Fund follows a non-fundamental investment policy of investing at least 80% of its investable assets in common stock and equity-related securities of large capitalization U.S. companies. The Dryden Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Dryden Fund that you should know about before voting. You should retain it for future reference. Additional information about the Dryden Fund and the proposed Reorganization has been filed with the

Securities and Exchange Commission (SEC) and can be found in the following documents, which are incorporated by reference into this Prospectus/Proxy Statement:

•  The prospectus for the Dryden Fund, dated December 30, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement;

•  The Statement of Additional Information (SAI) for the Dryden Fund, dated December 30, 2005, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated September 29, 2006, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Dryden Fund for the fiscal year ended October 31, 2005, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  A Semi-Annual Report to Shareholders for the Dryden Fund for the fiscal period ended April 30, 2006, which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Dryden Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan for the SP Fund (attached as Exhibit A), the Prospectus for the Dryden Fund (attached as Exhibit B), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the SP Fund and the Dryden Fund into a single mutual fund. The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free Reorganization under the Internal Revenue Code. It is expected that the shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan.

After a thorough review, the investment manager of the Funds have reached the difficult conclusion that the Strategic Partners fund family does not offer the potential scale to remain an effective long-term investment solution for shareholders. Thus, we propose to combine Strategic Partners mutual funds into the much larger JennisonDryden mutual fund family.

The SP Fund is a series of SPMF, an open-end investment company that is organized as a Maryland corporation. The Dryden Fund is a series of the Dryden Trust, an open-end investment company that is organized as a Delaware statutory trust.

If the shareholders of the SP Fund vote to approve the Plan, the assets of the SP Fund will be transferred to, and all of the liabilities of the SP Fund will be assumed by, the Dryden Fund in exchange for an equal dollar value of shares of the Dryden Fund. Shareholders of the SP Fund will have their shares exchanged for shares of the Dryden Fund of equal dollar value based upon the value of the shares at the time the SP Fund's assets are transferred to the Dryden Fund. After the transfer of assets and exchange of shares has been completed, the SP Fund will be liquidated and dissolved. If you approve the Plan, you will cease to be a shareholder of the SP Fund and will become a shareholder of the Dryden Fund.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Directors of SPMF and the Board of Trustees of the Dryden Trust have determined that the proposed Reorganization of the SP Fund is in the best interests of the SP Fund, the Dryden Fund, and the shareholders of the Funds, and have also concluded that the shareholders of the Funds would not be subject to any dilution in value as a result of the consummation of the Reorganization.

The Board of Directors of SPMF, on behalf of the SP Fund has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the SP Fund at the close of business on September 15, 2006 (the Record Date) will be entitled to vote at the Meeting and any adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the SP Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940 Act (the 1940 Act)) of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon.

For the purposes of this vote, a 1940 Act majority means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at the meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund.

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives and Policies of the Funds

This section describes the investment objectives and policies of the Funds and the differences between them. For a complete description of the investment policies and risks for the Dryden Fund, you should read the Prospectus (enclosed as Exhibit B) for the Dryden Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Dryden Fund's SAI.

Although the investment objective of the Funds are different, the investment policies of the Funds are similar. The investment objective of the SP Fund is to outperform the S&P 500® through stock selection resulting in different weightings of common stocks relative to the index, while the primary investment objective of the Dryden Fund is to achieve a long term growth of after-tax capital. The Funds' investment objectives are fundamental policies that cannot be changed by the Funds' Boards without shareholder approval. There can be no assurance that the Funds will achieve their investment objectives.

Each Fund pursues its investment objective through various investment strategies that are employed by that Fund's respective subadviser as follows:

•  The SP Fund normally invests at least 80% of its total assets in securities included in the S&P 500®. The SP Fund seeks to outperform the S&P 500® through stock selection resulting in different weightings of common stocks relative to the index. In seeking to outperform the S&P 500®, the Sub-advisor for the SP Fund, AllianceBernstein L.P. (AllianceBernstein), starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500®. Based on these criteria, AllianceBernstein determines whether the SP Fund should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500® that the stock represents. In addition, AllianceBernstein may determine based on the quantitative criteria that (1) certain S&P 500® stocks should not be held by the SP Fund in any amount, and (2) certain equity securities that are not included in the S&P 500® should be held by the SP Fund. The Fund may invest up to 15% of its total assets in equity securities not included in the S&P 500®.

•  As a mutual fund investing primarily in common stocks, the SP Fund is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Fund is not likely to differ materially from the risk of the S&P 500® itself. While the SP Fund attempts to outperform the S&P 500®, it is not expected that any outperformance will be substantial. The Fund also may underperform the S&P 500® over short or extended periods.

•  The Dryden Fund seeks investments that will appreciate over time. The Dryden Fund tries to outperform the returns of the S&P 500® on an after-tax basis over the long term. There is no guarantee that the Dryden Fund will achieve its desired result. The Dryden Fund also tries to reduce the taxes that shareholders may pay on the Dryden Fund's investment income and capital gains. The Dryden Fund normally invests at least 80% of its investable assets in common stock and equity-related securities of large capitalization U.S. companies. For this purpose, the term "investable assets" refers to the Dryden Fund's net assets plus any borrowings for investment purposes. The Dryden Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions.

The Dryden Fund currently considers large capitalization companies to be those with market capitalizations above $5 billion. Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered large capitalization for purposes of achieving Dryden Fund's investment objective. The Dryden Fund may change the kind of companies that it considers large capitalization to reflect industry norms.

•  The Dryden Fund's Sub-adviser, Quantitative Management Associates LLC (QMA), manages the Dryden Fund using an investment process that is centered around a quantitative stock selection model used to evaluate growth potential, valuation, liquidity and investment risk. QMA tries to select securities that will provide strong capital appreciation, while trying to limit both the effects of taxation and the differences in portfolio characteristics from those of the overall stock market. The portfolio will normally consist of at least 200 securities selected from a broad universe of stocks.

•  The Dryden Fund tries to limit taxes by attempting to avoid short-term capital gains and by selling securities that have fallen in value in order to generate losses that can be used to offset realized capital gains on other securities. It may also try to limit taxes on investment income by investing in lower-yielding equity securities. The Dryden Fund, like the SP Fund, may use hedging techniques to help limit taxable income and capital gains and also may use derivatives to try to improve the Dryden Fund's returns.

Each of the Funds is a diversified investment company under the 1940 Act. See "Comparision of Other Policies-Diversification" and "Investment Restrictions" below.

If the Reorganization is approved, the combined, surviving fund will be managed according to the investment objective and policies of the Dryden Fund in effect at the time of the closing, although the objective and policies are subject to change.

Comparison of Other Policies

Diversification

Both Funds are "diversified" investment companies under the 1940 Act. As diversified investment companies, no more than 5% of the assets of either Fund may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of a Fund's assets may be invested without regard to this limitation. Neither Fund will invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500® should concentrate to an extent greater than that amount, the SP Fund's ability to achieve its objective may be impaired.

Foreign Equity Securities

Each Fund may invest in foreign equity securities. Each Fund may invest up to 20% of its investable assets in foreign securities, although the Dryden Fund usually invests less than 10% of its investable assets in foreign securities. The Dryden Fund does not consider American Depository Receipts (ADRs), American Depository Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities. Each Fund may invest in emerging market securities.

Emerging Growth Securities

The Funds may invest in securities of smaller or emerging growth companies. While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

Securities Denominated in Foreign Currencies

The Funds may each invest in securities denominated in foreign currencies and may therefore need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Fund may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract.

144A Securities

Each of the Funds may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 (1933 Act). The Directors of SPMF have adopted guidelines and delegated to American Skandia Investment Services, Incorporated (ASISI) and/or Prudential Investments LLC (PI), the investment managers for the SP Fund, the daily function of determining and monitoring liquidity of restricted securities, such as Rule 144A securities. The Trustees of the Dryden Trust have also adopted guidelines and delegated to PI, the investment manager for the Dryden Fund, the daily function of determining and monitoring liquidity of such restricted securities.

Convertible Securities

Each of the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Funds also may invest in synthetic convertible securities. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (Cash-Settled Convertible), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (Manufactured Convertible) or (iii) a synthetic security manufactured by another party.

Exchange-Traded Funds (ETFs)

The SP Fund may invest in ETFs. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Dryden

Fund may invest in ETFs in accordance with the Dryden Fund's investment objective and policies. The Dryden Fund does not currently intend to invest significantly in ETFs.

Fixed Income Securities

Each of the Funds may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Generally; the lower the rating of such a security, the greater credit risk that a rating service will perceive to exist with respect to the security. The SP Fund may invest in mortgage-backed securities and stripped mortgage-backed securities. Stripped mortgage-backed securities are mortgage-backed securities that have been divided into interest and principal components. The SP Fund may also invest in collateralized mortgage obligations (CMOs) and asset-backed securities.

Initial Public Offerings

The Funds may participate in the initial public offering (IPO) market, and a portion of the Funds' returns may be attributable to its investments in IPOs. There is no guarantee that as the Funds' assets grow that the Funds will be able to experience significant improvement in performance by investing in IPOs.

Investment in Other Investment Companies

Each of the Funds may invest in other investment companies, including exchange traded funds, open-end investment companies and closed-end investment companies. In accordance with the 1940 Act, each of the Funds may invest up to 10% of its total assets in securities of other investment companies. In addition, pursuant to an exemptive order from the SEC, under the 1940 Act, neither of the Funds may own more than 3% of the total outstanding voting stock of any investment company, nor may more than 5% of the value of the total assets of one of the Funds be invested in securities of any investment company. The SP Fund is also limited to 10% of its total assets in the aggregate that can be invested in other investment companies. The Dryden Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard to such limitations, provided however, that in all cases the Dryden Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Dryden Fund's total assets at any time.

SPMF currently has arrangements with certain unaffiliated money market mutual funds so that the PI and ASISI can "sweep" excess cash balances of the SP Fund to those money market mutual funds for temporary investment purposes. Under the 1940 Act, as amended, the SP Fund's investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the SP Fund's total assets with respect to any one investment company; and (c) 10% of the SP Fund's total assets in the aggregate. The SP Fund's Sub-advisor may invest Fund assets in money market funds that the Sub-adviser advises or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the 1940 Act. Pursuant to an exemptive order issued by the SEC, the SP Fund's Sub-advisor can also "sweep" excess cash balances of the SP Fund to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of the SP Fund's total assets are invested in shares of an affiliated money market mutual fund or short-term bond funds.

Real Estate Investment Trusts (REITs)

The Funds may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Repurchase Agreements

Both Funds may use repurchase agreements, where a party agrees to sell a security to a Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for that Fund, and is, in effect, a loan by the Fund. The SP Fund may hold short-term investments for a limited time to meet redemption requests or to facilitate investment in the securities of the S&P 500®. Repurchase agreements are income producing investments.

Reverse Repurchase Agreements

The SP Fund may not enter into reverse repurchase agreements, while the Dryden Fund may enter into reverse repurchase agreements, although the Fund currently has no intention in doing so.

Short Sales and Short Sales Against the Box

The Dryden Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Dryden Fund does not own declines in value. The Dryden Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Dryden Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. Not more than 25% of the Dryden Fund's assets (determined at the time of the short sale) may be subject to short sales or short sales against the box, and the Dryden Fund may invest up to 5% of its total assets in uncovered short sales. The SP Fund may not make short sales or short sales against the box.

Warrants and Rights

The Funds may invest in warrants and rights. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make either Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock.

Derivative Instruments

Each Fund may utilize various derivative instruments. Generally, with derivatives, the relevant Sub-adviser is trying to predict whether the underlying investment – a security, market index, currency, interest rate or some other asset, rate or index – will go up or down at some future date. Each Fund may use derivatives to try to reduce risk or to increase return, taking into account the Fund's overall investment objective. Derivative instruments include futures, options, options on futures, foreign currency forward contracts and swaps. Derivatives involve costs and can be volatile. Derivatives that involve leverage could magnify losses. When using certain derivative strategies, each Fund may need to segregate cash or other liquid assets. Percentage varies for each Fund's investment in derivatives, although the Dryden Fund usually invests less than 10% of its total assets in such derivative strategies. The SP Fund will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Fund's assets and the percentage of the Fund's assets being used to cover its obligations under futures and options does not exceed 50%. The Funds cannot guarantee these derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Funds will not lose money.

Equity-Related Securities

The Dryden Fund normally invests at least 80% of its investable assets in equity-related securities of large capitalization U.S. companies. Under normal circumstances, the SP Fund will invest at least 80% of its total assets in equity-related securities. Equity-related securities include common stock, preferred stock or securities that may be converted into or exchanged for common stock – known as convertible securities – like rights and warrants. The Funds may also invest in American Depositary Receipts (ADRs), which are certificates – usually issued by a U.S. bank or trust company – that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. Other equity-related securities in which the Funds may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of REITs.

Asset-Backed Securities

Such Fund may invest in asset-backed securities without any specific limitation except for any imposed by that Fund's investment objectives and other policies. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other corporate and municipal securities.

Loan Participations and Assignments

The Funds may borrow money from banks. The Dryden Fund may borrow money only in accordance with the 1940 Act and interpretations and exemptions granted under the 1940 Act. The SP Fund's borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Each Fund may make loans, including loans of portfolio securities of that Fund.

When Issued and Delayed-Delivery Securities

The Dryden Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Dryden Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Dryden Fund does not earn interest income until the date the obligations are expected to be delivered. The SP Fund may not purchase securities on a when-issued or delayed delivery basis.

Credit-Linked Securities

The Dryden Fund may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Dryden Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. The SP Fund currently does not intend to purchase such securities.

Temporary Defensive Investments

Although the Funds do not expect to do so ordinarily, during periods of adverse market conditions, the Dryden Fund may invest up to 100% of its assets and the SP Fund may invest up to 25% of its assets in investments such as money market instruments or U.S. Government securities, in response to adverse market, economic or political conditions. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

Borrowing and Pledging Assets

The Funds may borrow an amount equal to no more than 33 1/3% of the value of their respective total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 33 1/3% of the value of their total assets, as applicable, to secure such borrowings. A Fund will only borrow when there is an expectation that there will be a benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Fund's shares and in the yield on the Fund. The Funds will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Funds' Boards.

Lending of Portfolio Securities

Consistent with the applicable regulatory requirements, the Funds may lend their respective portfolio securities if the outstanding loans by a Fund do not exceed 33 1/3% of the value of the lending Fund's assets and the loans are callable at any time by the Fund.

Illiquid Securities

The SP Fund may invest up to 5% of its net assets in illiquid securities, while the Dryden Fund may invest up to 15% of its net assets in illiquid securities. "Net Assets" refers to a Fund's assets minus its liabilities. The Funds may be unable to dispose of such holdings quickly or at prices that represent true market value. Certain derivative instruments held by the Funds may also be considered illiquid.

U. S. Government Securities.

The Funds may invest in U.S. Government Securities. U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

Investment Restrictions

Neither Fund may change a fundamental investment restriction without the prior approval of its shareholders. Each Fund has adopted fundamental investment restrictions, which limit its ability to: (i) purchase securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, (ii) issue senior securities; (iii) purchase or sell real estate; (iv) underwrite securities; (v) make loans (except for certain securities lending transactions); (vi) borrow money (except for non-leveraging, temporary or emergency purposes); (vii) purchase or sell physical commodities; and (viii) purchase any security if, as a result, more than 25% of the value of the Fund's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

For purpose of investment restriction (i) above, the Funds will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (1) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (2) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purpose of investment restriction (vi) above, under the 1940 Act, the Funds can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, each Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Although not fundamental, the Dryden Fund has the following investment restrictions.

The Dryden Fund will provide 60 days' written notice to shareholders of a change in the Dryden Fund's non-fundamental policy of investing at least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Dryden Fund's name. In addition, the Dryden Fund may not: acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Asset Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

Although not fundamental, the Dryden Fund may not:

(1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

(2) Invest for the purpose of exercising control or management.

(3) Purchase more than 10% of all outstanding voting securities of any one issuer.

(4) Invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.

(5) Make uncovered short sales of securities in excess of 5% of its total assets. The Dryden Fund may use short sales "against-the-box."

Similarly, although not fundamental, the SP Fund has the following investment restriction:

The SP Fund may not

(1) invest, under normal circumstances, less than 80% of the value of its assets in securities included in the S&P 500®.

(2) purchase securities on a when-issued, delayed-delivery or forward commitment basis.

(3) enter into reverse repurchase agreements.

(4) make short sales "against the box."

Risks of Investing in the Funds

Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a very similar set of principal risks.

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objectives. The Funds invest in securities according to specific investment policies and objectives and, as a result, the investments are limited to a comparatively narrow segment of the economy. Therefore, an investment in the Funds may not be appropriate for short-term investing.

Foreign Equity Securities. Investing in foreign equity securities subjects a Fund to additional risks. Foreign markets, economies and political systems may not be as stable as those in the U.S. and may involve additional risk. Foreign markets tend to be more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those in the U.S. Additionally, adverse changes in the value of foreign currencies can cause losses. These securities may also be less liquid than U.S. stocks and bonds. Also, differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information. Such investments in non-U.S. currency denominated securities also subject the Funds to currency risk.

Emerging Markets. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Funds. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors particularly with concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed. Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

Derivative Instruments. The Funds may use investment strategies, such as derivative investing, that involve risk. The Funds use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred. Derivatives can increase share price volatility and those that involve leverage could magnify losses.

Equity-Related Securities. The Dryden Fund invests in convertible securities and other equity-related securities, including foreign equity securities, ADRs; nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures and similar securities. Such investments are subject to the risks that individual stocks could lose value regardless of movements in the equity markets. The equity markets could go down, resulting in a decline in value of a Fund's investments. Additionally, changes in economic or political conditions, both domestic and international, may result in a decline in value of a Fund's investments.

Loan Participations. In participations, the Dryden Fund is subject to the credit risk of the lender and the Dryden Fund has no rights against the borrower in the event the borrower does not repay the lender. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Dryden Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Dryden Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Dryden Fund will assume the credit risk of both the borrower and the institution selling the participation to the Dryden Fund. Such investments are subject to credit risk, market risk and illiquidity risk.

Zero Coupon Bonds, Pay-in-Kind (PIK) and Deferred Payment Securities. In addition to credit and market risk, zero coupon bonds, PIKs and deferred payment securities are typically subject to greater volatility and less liquidity in adverse markets than other debt securities. Deferred payment securities pay regular interest after a predetermined date. The Funds record the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but do not receive income currently. Because the Funds are required under federal income tax laws to distribute income to its shareholders, in certain circumstances, the Funds may have to dispose of their portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

When Issued and Delayed-Delivery Securities. The value of the securities may decrease before delivery occurs. The broker-dealer may become insolvent prior to delivery and investment costs may exceed potential underlying investment gains. This risk only applies to the Dryden Fund.

Illiquid Securities. Illiquid securities may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser's judgment than is generally the case with higher-rated securities.

Borrowing.  If either of the Funds borrows money, its share price may fluctuate more widely until the borrowing is repaid.

Convertible Securities.  Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value.

Exchange-Traded Funds (ETFs).  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track. Risks specific to investments in ETFs include price volatility due to lack of liquidity for certain securities held by the ETF. An exchange may halt trading in the ETF due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF shares inadvisable. There are tax consequences associated with investments in ETF shares. An ETF's NAV may not correspond with the ETF's market price, trading at a premium or discount to the NAV.

Fixed Income Securities.  Each of the Funds may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of the assets invested in lower-rated securities generally will increase that Fund's income, but also will increase the credit risk to which the Fund is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Initial Public Offerings.  A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Investment in Other Investment Companies.  As with other investments, investments in other investment companies are subject to market and selection risk. If a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Real Estate Investment Trusts (REITs).  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements.  If a Fund enters into a repurchase agreement, it may lose money in the event that the other party defaults on its obligation and the Fund is delayed or prevented from disposing of the collateral. A Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The Dryden Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Dryden Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Dryden Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Securities Lending.  If a borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the lending Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially.

Securities of Smaller or Emerging Growth Companies.  Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when such disposition is not desirable.

U.S. Government Securities. The Funds may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of Treasury regulations, to be in the same, similar or related trades or businesses. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Tax Consequences of the Reorganization."

Comparison of Organizational Structure

Forms of Organization

The SP Fund is a series of SPMF, which is an open-end management investment company organized as a Maryland corporation. SPMF is authorized to issue 5.5 billion shares of capital stock, par value $0.001 per share, 150,000,000 of which are designated as shares of the SP Fund, and are further divided into Class A, Class B, Class C, Class L, Class M, Class X, and New Class X shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SP Mutual Funds sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares.

The Dryden Fund is a series of the Dryden Trust, an open-end, diversified, management investment company organized as a Delaware statutory trust. The Dryden Fund is authorized to issue an unlimited amount of shares of beneficial interests, $0.001 par value per share, of one series, divided into four classes, designated Class A, Class B, Class C, and Class Z shares. If the Plan is approved, the Dryden Fund will authorize and issue four additional classes of shares that will be equivalent to Class L, Class M, Class X, and New Class X shares of the SP Fund.

SPMF operates pursuant to a charter, which includes its Articles of Incorporation and supplements, corrections and amendments thereto, and By-Laws. The Dryden Trust (and, together with SPMF, the "Companies") operates pursuant to an Agreement and Declaration of Trust (a Declaration) and By-Laws. SPMF is governed by a Board of Directors and Dryden Trust is governed by a Board of Trustees. We refer to these each as a "Board" and sometimes refer separately to "Directors" or "Trustees." We have summarized below certain rights of shareholders of each of SPMF and the Dryden Trust to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the charter and by-laws of SPMF and the Declaration and by-laws of the Dryden Trust for more complete information.

Forms of Ownership. Ownership interests in SPMF and its series are represented by shares of common stock. The par value of SPMF's common stock is $0.001. Shares of the Dryden Trust are represented by shares of beneficial interest, each having a par value $0.001. For both companies, we refer to the ownership or beneficial interest as "shares" and to holders of shares as "shareholders."

Extraordinary Transactions. As a registered open-end investment company, SPMF is authorized under Maryland law to transfer all of its respective assets (or the assets of any class or series of its shares) without shareholder approval, but pursuant to Maryland law and SPMF's charter, most other extraordinary transactions, including mergers, consolidations, share exchanges and dissolutions, must be approved by an affirmative vote of a majority (as defined in the 1940 Act) of the total number of shares of capital stock of the SP Fund. The Declaration permits the Board of the Dryden Trust, without shareholder approval (unless such approval is otherwise required by the 1940 Act) to (a) cause the Dryden Trust to convert or merge, reorganize or consolidate with or into one or more business entities (or a series thereof to the extent permitted by law) so long as the surviving or resulting entity is an open-end management investment company (or a series thereof to the extent permitted by law) formed, organized or existing under the laws of a U.S. jurisdiction and that, in the case of any business entity created by the Board to accomplish such conversion, merger, reorganization or consolidation, may succeed to or assume the Dryden Trust's registration under the Investment Company Act, (b) cause shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (c) cause the Dryden Trust to incorporate under the laws of a U.S. jurisdiction, (d) sell or convey all or substantially all of the assets of the Dryden Trust or any series or class thereof to another series or class thereof or to another business entity (or a series thereof to the extent permitted by law) organized under the laws of a U.S. jurisdiction so long as such business entity is an open-end management investment company and, in the case of any business entity created by the Board to accomplish such sale and conveyance, may succeed to or assume the Dryden Trust's registration under the 1940 Act or (e) at any time sell or convert into money all or any part of the assets of the Dryden Trust or any series or class thereof.

Shareholder Meetings

Place of Meeting. Both Companies may hold shareholder meetings at any place in the United States set by the respective Board.

Shareholder Voting Rights. Each share of SPMF common stock entitles its holder to one vote and fractional shares are entitled to pro rata voting rights. In all elections for directors, each share of SPMF stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. The Dryden Trust's Board is entitled to determine, without the vote or consent of shareholders (except as required by the 1940 Act) with respect to any matter submitted for a shareholder vote, whether each share shall be entitled to one vote, or whether each dollar of net asset value shall be entitled to one vote. In addition, shareholders of the Dryden Trust are entitled to vote only (1) for the election or removal of Trustees and (2) with respect to such additional matters relating to the Dryden Trust as may be required by the 1940 Act, the Declaration, the By-laws or any registration of the Dryden Trust with the Commission (or any successor agency) or any state, or as the Board may consider necessary or desirable.

Record Date. Each Company's Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 (120 in the case of the Dryden Trust) or fewer than 10 days prior to the applicable meeting of shareholders.

Annual Meetings. The Companies are not required to hold annual meetings of their shareholders in any year in which the election of directors is not required to be acted upon under the 1940 Act.

Special Meetings. SPMF must call a special meeting of shareholders if so requested by the chairman or the president or by a majority of the directors. In addition, SPMF must call a special meeting, in the discretion of the Board, on the written request of shareholders holding at least 10% of the outstanding shares of a series. The SPMF Board has sole power to fix the date and time of any special meeting of shareholders. The Dryden Trust is required to call a meeting of shareholders upon order of the Board, or, for the purpose of voting on the removal of any trustee, upon the request of shareholders holding at least 10% of the outstanding shares entitled to vote. If the Secretary of the Dryden Trust refuses or neglects to call such meeting for more than 10 days, the Board or shareholders so requesting may call the meeting themselves by giving notice thereof in the manner required by the by-laws.

Inspector of Elections. SPMF is required to appoint one or more inspectors of election to conduct the voting at any meeting, if so ordered by the chairman of the meeting or upon the request of shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting. There are no requirements regarding inspectors set forth in the Dryden Trust's Declaration or by-laws or the Delaware Statutory Trust Act.

Advance Notice of Shareholder Proposals. Although the charter of SPMF provides that its by-laws may delineate requirements for presenting matters at annual meetings, its by-laws do not currently do so. This generally means that shareholders of SPMF may submit proposals from the floor of an annual meeting. There are no requirements regarding advance notice for shareholder proposals set forth in the Dryden Trust's Declaration or by-laws or the Delaware Statutory Trust Act. Under the by-laws of the Dryden Trust, only the business stated in the notice of the meeting shall be considered at such meeting.

Quorum. The presence, in person or by proxy, of shareholders entitled to cast a majority of all votes entitled to be cast on a matter with respect to one or more series or classes of SPMF shall constitute a quorum for the transaction of business at a meeting of such shareholders. For the Dryden Trust, a quorum is one-third of the shares entitled to vote, except when a larger quorum is required by federal law, including the 1940 Act, the by-laws or the Declaration.

Adjournments. The Dryden Trust can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. Any meeting of shareholders of the Dryden Trust may be adjourned one or more times from time to time to another time or place by shareholders holding a majority of the outstanding shares present and entitled to vote on a proposal to adjourn at such meeting, whether or not a quorum is present. For SPMF, a majority vote of the shareholders present is needed to achieve an adjournment, and a meeting may be adjourned from time to time up to 120 days from the record date for the meeting.

Shareholder Action Without a Meeting. Shareholders of SPMF are not entitled to act by written consent unless such consent is unanimous. Shareholders of the Dryden Trust can act by written consent if such consent is signed by the holders of outstanding shares having enough votes to authorize the action at a meeting at which all shares entitled to vote on that action were present and voted, except that in the case of shareholder proposals and any matter subject to a proxy contest or proxy solicitation or any proposal in opposition to a proposal by the officers or trustees of the Dryden Trust, shares may be voted only in person or by written proxy at a meeting.

Amendments to Charter/Declaration

Amendments to SPMF's charter generally require the approval of SPMF's Board and at least a majority of the votes entitled to be cast. However, the Board may amend the charter to change the name of the company, or change the designation or par value of shares, without shareholder approval. Under Maryland law, SPMF's Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify shares without shareholder approval. The Board of the Dryden Trust is entitled to amend the Declaration without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

SPMF's by-laws can be amended by a majority vote of the shareholders or of the Board. The Dryden Trust by-laws can be amended by majority vote of the shareholders or of the Board; provided, however, that no by-law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Directors

Number of Members. SPMF's Board may change the number of directors to any number from three (3) to twenty-five (25), inclusive. As for the Dryden Trust, the number of trustees shall be the number established under or pursuant to the prior Declaration of Trust or such number as is determined, from time to time, by the trustees but shall at all times be at least one.

Removal of Board Members. SPMF shareholders may remove a Board member, with or without cause, by the affirmative vote of a majority of all votes entitled to be cast generally in the election of Board members. The trustees of the Dryden Trust may remove any trustee with or without cause at any time by an instrument signed by at least two-thirds of the number of trustees prior to such removal, and any trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares.

Board Vacancies. A vacancy on SPMF's Board may be filled by a majority of the remaining members of the Board (unless the vacancy results from the removal of a director by the shareholders, in which case the shareholders may elect a successor to fill the vacancy, the vacancy results from an increase in the number of directors, in which case a majority of the entire Board may fill the vacancy, or unless otherwise required by law). A vacancy on the Board of the Dryden Trust may be filled by a majority of the Board; provided that in the event that less than the majority of the trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the trustees then in office shall call a shareholders' meeting for the election of trustees.

Limitation on Liability of Directors/Trustees and Officers. SPMF's charter provides that, to the extent allowed by law, directors and officers will not be liable to the SP Fund or its shareholders for monetary damages for a breach of fiduciary duty. Maryland law permits such limitation of liability except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Declaration of the Dryden Trust provides that a trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Dryden Trust, of such trustee or of any other trustee, and shall be liable to the Dryden Trust and its shareholders solely for such trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, sub-adviser or principal underwriter of the Dryden Trust.

Indemnification of Directors/Trustees, Officers, Employees and Agents. SPMF's charter provides for indemnification of directors and officers to the extent allowed by law. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, a corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. The Dryden Trust's by-laws provide that it shall indemnify trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

Under Maryland law, SPMF shareholders generally have no personal liability for the debts or obligations of the Companies as a result of their status as shareholders. The Dryden Trust's Declaration provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Dryden Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

Dissolution of SPMF requires the approval of the holders of a majority of the outstanding shares of all classes. However, under Maryland law, SPMF may transfer all or any part of the assets of a series or class without shareholder approval, and can redeem outstanding shares at net asset value under certain circumstances. The Dryden Trust may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under an investment management agreement with the Dryden Fund (the Dryden Management Agreement), Prudential Investments LLC (PI) located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, manages the Dryden Fund's investment operations and administers its business affairs and is responsible for supervising the Dryden Fund's investment subadviser. Pursuant to the Dryden Management Agreement, PI is responsible for conducting the initial review of prospective investment subadvisers for the Dryden Fund, subject to the Board's supervision. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance.

American Skandia Investment Services, Inc. (ASISI), located at One Corporate Drive, Shelton, Connecticut, and PI serve as co-managers of the SP Fund pursuant to an investment management agreement with SPMF on behalf of SP Fund (the SP Fund Management Agreement, and together with the Dryden Management Agreement, the Management Agreements). Until May 1, 2003, when PI became co-manager, ASISI served as the sole investment manager to the Company since it commenced operations. PI and its predecessors have served as manager or administrator to investment companies since 1987. PI and ASISI are both wholly owned subsidiaries of Prudential Financial, Inc. (Prudential). Founded in 1875, Prudential is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

Under the SP Management Agreement, PI, as co-manager, will provide supervision and oversight of ASISI's investment management responsibilities with respect to SPMF. Pursuant to the SP Fund Management Agreement, the co-managers will jointly administer the SP Fund's business affairs and supervise its investments. Subject to approval by the SPMF Board, the co-managers may select and employ one or more sub-advisors for the SP Fund, who will have primary responsibility for determining what investments the SP Fund will purchase, retain and sell. Also subject to the approval of the SP Board, the co-managers may reallocate a Fund's assets among sub-advisors including (to the extent legally permissible) affiliated sub-advisors, consistent with the SP Fund's investment objectives.

Dryden Fund Sub-Advisers and Portfolio Managers. QMA is the subadviser to the Dryden Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2006, QMA had approximately $54 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by it quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for managing the Fund are listed below. Ms. Stumpp and Mr. Lockwood have been portfolio managers since the Dryden Fund's inception. Mr. Xu joined the management team in 2005.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Dryden Fund. She is portfolio manager for QMA's enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Ted Lockwood is a Managing Director of QMA. Ted is responsible for portfolio management and investment research for the Dryden Fund. He oversees QMA's equity area, which includes quantitative equity, derivative, and index funds. He is also responsible for managing portfolios, investment research, and new product development. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

Peter Xu, PhD is a Managing Director of QMA. Peter is responsible for portfolio management and investment research for the Dryden Fund. He conducts equity market research, the results of which are used in QMA's stock selection process for all quantitative core equity portfolios. He has published articles in various journals, including The

Financial Analysts Journal, The Journal of Portfolio Management, Review of Quantitative Finance and Accounting, and Review of Pacific Basin Financial Markets and Policies. Prior to joining QMA's predecessor in 1997, Peter taught in the business school at the University of Houston. He earned a BS in Nuclear Physics from Fudan University in Shanghai, an MA in Economics from Rice University, and a PhD in Finance from the University of Houston.

SP Fund Sub-advisers and Portfolio Managers.  With respect to the SP Fund, the co-managers currently engage Alliance-Bernstein to manage the investments of the SP Fund in accordance with its investment objective, policies and limitations and any investment guidelines established by PI. Each subadviser is responsible, subject to the supervision and control of PI for the purchase, retention and sale of securities in the SP Fund's investment portfolio under its management. AllianceBernstein, 1345 Avenue of the Americas, New York, New York, serves as Sub-advisor for the Strategic Partners Large Cap Core Fund. Alliance is a leading global investment adviser supervising client accounts with assets as of December 31, 2005 totaling more than $579 billion.

Drew W. Demakis, Senior Vice President and Chief Investment Officer-US Structured Equities. Mr. Demakis was named CIO-US Structured Equities in 2003. He is also a senior member of the core/blend services investment team. Previously, he served as the director of product development for structured equities for two years. He joined the firm in 1998 as a senior portfolio manager for Global and International Value equities. For many years, he has focused his efforts on risk-management, portfolio-construction, asset allocation and quantitative research issues. Before coming to AllianceBernstein, Mr. Demakis was managing director and head of research at BARRA RogersCasey, an investment-consulting firm, which he joined in 1988. He earned a BA in economics from the University of Chicago and an MBA from Washington University. Location: New York.

Multi-Manager Order.  Each Company has obtained an exemption from the SEC (the Order) that permits PI to change the Sub-advisers for each of the Companies and to enter into new subadvisory agreements without obtaining shareholder approval of such changes. Any such subadviser change would be subject to approval by the Boards of SPMF and the Dryden Trust. This exemption (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Companies) is intended to facilitate the efficient supervision and management of the subadvisers by ASISI and PI and the Directors and Trustees of the Companies.

Investment Management Fees

SP Fund.  The SP Fund Management Agreement provides that neither of the SP Fund's co-managers nor their personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security on behalf of SP Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the agreement. The SP Fund Management Agreement also permits the co-managers to render services to others.

Under the terms of the SP Fund Management Agreement, the SP Fund has agreed to pay ASISI an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the SP Fund's average daily NAV. PI does not receive a fee for its services under the Management Agreement. The co-managers, not the SP Fund, are responsible for the payment of the sub-advisory fees to the Sub-advisors. ASISI pays each Sub-advisor a portion of its investment management fee for the performance of the sub-advisory services at no additional cost to SP Fund. The SP Fund's investment management fee is accrued daily for the purposes of determining the offering and redemption price of the SP Fund's shares. The investment management fee payable to ASISI, based on a stated percentage of the SP Fund's average daily net assets, are: 0.80% for assets of $500 million or less; 0.75% for the next $500 million in assets; and 0.70% for assets of $1 billion or more. During its fiscal year ended October 31, 2005 and the fiscal period ending April 30, 2006, the SP Fund paid $1,158,654 and $573,974, respectively, in investment management fees to ASISI.

Dryden Fund. The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Dryden Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Dryden Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The investment management fee payable to PI, based on a stated percentage of the Dryden Fund's average daily net assets, are: 0.65% for assets of $500 million or less, and 0.60% for assets greater than $500 million. During its fiscal year ended October 31, 2005 and the fiscal period ended April 30, 2006, the Dryden Fund paid $1,276,562 and $585,024, respectively, in investment management fees to PI.

If the Reorganization is approved, shareholders of the SP Fund are expected to realize lower management fees but net annual operating expenses are expected to remain unchanged.

Distribution Plan

American Skandia Marketing, Incorporated and Prudential Investment Management Services LLC (PIMS) (collectively, the Distributors) jointly serve as the principal underwriter and distributor for the SP Fund. PIMS also serves as the principal underwriter and distributor for the Dryden Fund. The Companies each adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z shares of the Dryden Fund) to compensate the Funds' respective distributor for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay its distributor at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% of the SP Fund's average daily net assets attributable to Class A shares

Class B	1.00% of the SP Fund's average daily net assets attributable to Class B shares

Class C	1.00% of the SP Fund's average daily net assets attributable to Class C shares

Class L	0.50% of the SP Fund's average daily net assets attributable to Class L shares

Class M	1.00% of the SP Fund's average daily net assets attributable to Class M shares

Class X	1.00% of the SP Fund's average daily net assets attributable to Class X shares

Class Z	None

•  The Distributors have each contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of each Fund's average daily net assets of the Class A shares through October 1, 2007 for the Funds.

•  Currently, only the SP Fund offers Class L, Class M, Class X and New Class X shares. Pending approval of the Reorganization by shareholders, the Dryden Fund will offer Class L, Class M, Class X and New Class X shares to accommodate the SP Fund Class L, Class M, Class X and New Class X shareholders. However, these classes of shares will be closed to most new shareholders.

•  Only the Dryden Fund has Class Z shares. Class Z shares are not subject to any distribution or service fees.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

Each Fund's distributor may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts. In addition, distribution and service fees received under the Class X Plans by the distributor are used for such distributor's purchases of bonus shares, which are additional shares granted to investors in Class X shares by the distributor.

Valuation

In connection with the Reorganization, each whole and fractional share of each class of the SP Fund will be exchanged for whole or fractional shares of equal dollar value of the corresponding class of the Dryden Fund. The share value of a mutual fund – known as the net asset value per share or NAV – is determined by a simple calculation: it is the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund – or the NAV – is $10 ($1,000 divided by 100).

Each Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. A Fund also may use fair value pricing if it determines that the market quotation is not reliably based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. A Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or subadvisers) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Fund uses to determine its NAV may differ from the security's quoted or published price. If a Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of a Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Fund's NAV, the Fund's futures contracts will be valued at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when a Fund fair values securities, each foreign security held by a Fund is normally valued as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for a Fund's securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

Each Fund's NAV is determined once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. On days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, the Funds will not price, and you will not be able to purchase, redeem or exchange a Fund's shares even though the value of these securities may have changed. Conversely, each Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. On days there are no orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV, the Funds' NAVs may not be determined.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

Although the legal rights of each class of shares of each Fund are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class of each Fund. The NAVs of Class B, Class C, Class L, Class M, and Class X, as applicable, of each Fund's shares will generally be lower than the NAV of Class A shares of each Fund as a result of the larger distribution-related fee to which Class B, Class C, Class L, Class M, and Class X and New Class X shares, as applicable, are subject. It is expected, however, that the NAV of each Fund's share classes will tend to converge immediately after the recording of dividends, if any, that will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of a Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so a Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, if a Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit Fund share prices that may be based on closing prices of foreign securities established some time before each Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Board of SPMF has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, each Fund's transfer agent monitors trading activity on a daily basis. Each Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into such Fund and then sell those shares within a specified period of time (a round-trip transaction) as established by such Fund's CCO. The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into each Fund by a shareholder who has violated this policy. Moreover, each Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Fund. The transfer agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into a Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (Intermediaries), Intermediaries maintain the individual beneficial owner records and submit to each Fund only aggregate orders combining the transactions of many beneficial owners. Each Fund itself generally cannot monitor trading by particular beneficial owners. Each Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with each Fund's policies as set forth in each Fund's prospectus and SAI on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in each Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The transfer agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the transfer agent to obtain additional information. The transfer agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the transfer agent may request that the Intermediary block a financial adviser or client from accessing each Fund. If necessary, each Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of each Fund to prevent such trading, there is no guarantee that each Fund, the transfer agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. None of the Funds has any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (CDSC). Class B of each Fund shares are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C of each Fund shares are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class L shares are subject to up to a 5.75% initial sales charge on purchases under $1 million. Class M and Class X shares are sold subject to a CDSC of 6.00%, decreasing annually. Class L, Class M, and Class X shares are generally no longer offered for direct purchase.

Class L shares of the SP Fund are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class L shares are sold at an offering price that normally equals NAV plus an initial sales charge that varies depending on the amount of the investment. In certain instances described below, however, purchases are either not subject to an initial sales charge (and the offering price will be at NAV) or will be eligible for reduced sales charges. The Fund receives an amount equal to the NAV to invest for the account of the purchaser. A portion of the sales charge is retained by the Distributors and a portion is allocated to the purchaser's dealer. The distributor may allocate the entire amount of the initial sales charge to dealers for all sales occurring during a particular period. The front-end sales charge rates for Class L shares are as follows:

Amount of Purchase	Front-end Sales Charge (as % of offering price)	Front-end Sales Charge (as % of amt. Invested)
Less than $50,000	5.75%	6.10%
$50,000 up to $99,999	5.00%	5.26%
$100,000 up to $249,999	4.00%	4.17%
$250,000 up to $499,999	3.00%	3.09%
$500,000 up to $999,999	2.25%	2.30%
$1,000,000 up to $4,999,999	None	1.00%*
$5,000,000 up to $9,999,999	None	0.50%*
$10,000,000 up to $9,999,999,999	None	0.25%*

*  For investments of $1 million to $4,999,999, the dealer reallowance is 1.00%. For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

There is no initial sales charge on purchases of Class L shares in the following cases:

•  Purchases aggregating $1 million or more;

•  Purchases by an employer-sponsored retirement plan under Section 403(b) of the Code that features an employer contribution or "match"; or

•  Purchases by an employer-sponsored retirement plan under Section 401(a) of the Code (including a 401(k) plan) with at least 25 eligible employees or that uses the services of a third party administrator that has established an electronic link with the Company.

However, if such Class L shares are redeemed within 12 months of their purchase, a CDSC (Class L CDSC) will be deducted from the redemption proceeds. During the past 12 months, Class L shares were not available to new investors. The Class L CDSC will not apply to redemptions of shares acquired by the reinvestment of dividends or capital gains distributions or redemptions for the purpose of making distributions or loans to Section 401(a) or 403(b)(7) plan participants, and will be waived under certain circumstances described in a Fund's SAI. The Class L CDSC will be equal to 1.0% of the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class L CDSC. The Class L CDSC is paid to the distributor with respect to expenses incurred in providing distribution-related services to the Fund. To determine whether the Class L CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). For purposes of determining how long a purchaser has held shares, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable Class L CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Class M shares are sold at NAV per share without an initial sales charge. However, if Class M shares are redeemed within 7 years of their purchase, a CDSC (Class M CDSC) will be deducted from the redemption proceeds. The Class M CDSC will not apply to redemptions of shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The charge will be assessed on the shares' NAV at the time of purchase. Any increase in the share price is not subject to the Class M CDSC. The Class M CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of its Class M shares. The distributor has assigned its right to receive any Class M CDSC, as well as any distribution and service fees to certain unrelated parties that provides funding for the up-front sales concession payments.

To determine whether the Class M CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of dividends and capital gains distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). The amount of the Class M CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class M CDSC (as % of amount subject to charge)
1st year after purchase	6.00%
2nd year after purchase	5.00%
3rd year after purchase	4.00%
4th year after purchase	3.00%
5th year after purchase	2.00%
6th year after purchase	2.00%
7th year after purchase	1.00%
8th year after purchase	None

For purposes of determining the Class M CDSC, all purchases during the month are considered to have been made on the first business day of the month in which the purchase was actually made. The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

The Class M CDSC will be waived in the following cases if shares are redeemed and the Fund's transfer agent is notified: (1) redemptions under a Systematic Withdrawal Plan; (2) redemptions to pay premiums for optional insurance; (3) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (4) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in Class M shares of the Fund (any portion greater than a mandated minimum distribution would be subject to the Class M CDSC); (5) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of your plan assets held in Class M shares of the Fund; and (6) the return of excess contributions from an IRA or SIMPLE IRA.

Approximately eight years after the purchase of Class M shares of a Fund, those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class M shareholders of the higher asset-based distribution charge that applies to Class M shares under the Class M 12b-1 Fee described above. The conversion is based on the relative NAV of the classes, and no sales charge is imposed. At the time of conversion, a portion of the Class M shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class M non-Dividend Shares to total Class M non-Dividend Shares.

Class X shares are sold without an initial sales charge, however, if Class X shares are redeemed within 8 years of their purchase (7 years in the case of Class X shares purchased prior to August 19, 1998), a CDSC (Class X CDSC) will be deducted from the redemption proceeds. The Class X CDSC will not apply to redemptions of bonus shares or shares purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The Class X CDSC will be assessed on the NAV of the shares at the time of purchase.

For purchases made prior to January 1, 2002, the Class X CDSC will be assessed on the lesser of (i) the original purchase price or (ii) the redemption proceeds. For purchases made after January 1, 2002, the Class X CDSC is calculated using the original purchase price. Any increase in the share price is not subject to the Class X CDSC. The Class X CDSC is paid to the distributor to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class X shares. The distributor has assigned its right to receive any Class X CDSC, as well as any distribution and service fees to a third party that provides funding for the up-front sales concession payments.

To determine whether the Class X CDSC applies to a redemption, a Fund first redeems shares not subject to a Class X CDSC (shares acquired by reinvestment of dividends and capital gains distributions, bonus shares, and shares held for over 8 years (or 7 years in the case of Class X shares purchased prior to August 19, 1998)) and then redeems other shares in the order they were purchased (such that shares held the longest are redeemed first).

The amount of the Class X CDSC will depend on the number of years since investment and the amount being redeemed, according to the following schedule:

Redemption During	Class X CDSC (as % of amount subject to charge)
1st year after purchase	6.0%
2nd year after purchase	5.0%
3rd year after purchase	4.0%
4th year after purchase	4.0%
5th year after purchase	3.0%
6th year after purchase	2.0%
7th year after purchase	2.0%
8th year after purchase	1.0%
9th or 10th year after purchase	None

For purposes of determining the Class X CDSC, all purchases are considered to have been made on the first business day of the month in which the purchase was actually made. In the case of Class X shares purchased prior to August 19, 1998, the CDSC imposed will be 6% during the first year after purchase, 5% during the second year, 4% during the third year, 3% during the fourth year, 2% during the fifth and sixth years, 1% during the seventh year, and none thereafter.

The Class X CDSC will be waived in the following cases if shares are redeemed and the transfer agent is notified: (1) redemptions to pay premiums for optional insurance coverage; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of plan assets held in Class X shares of the Fund; (4) the portion of any substantially equal periodic payments (as described in Section 72(t) of the Code) equal to the percentage of plan assets held in Class X shares of the Fund; and (5) the return of excess contributions from an IRA or SIMPLE IRA.

Ten years after the purchase of Class X shares of a Fund (eight years in the case of Class X shares purchased prior to August 19, 1998), those shares will automatically convert to Class A shares of that Fund. This conversion feature relieves Class X shareholders of the higher asset-based distribution charge that applies to Class X shares under the Class X Distribution and Service Plan described above. The conversion is based on the relative NAV of the two classes, and no sales charge is imposed. At the time of conversion, a portion of the Class X shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of converting Class X non-Dividend Shares to total Class X non-Dividend Shares.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class of other funds in the mutual fund complex, including those of the Companies, at NAV per share at the time of exchange without a sales charge. If you exchange such shares for the same class of shares of another Fund, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange. Exchanges of shares involve redemption of the shares of the Fund you own and a purchase of shares of another Fund. Shares are normally redeemed and purchased in the exchange transaction on the business day on which the transfer agent receives an exchange request that is in proper form, if the request is received by the close of the NYSE that day.

You may exchange your Fund shares for shares of any other Fund without a sales charge. If you exchange such shares for shares of another Fund or if you receive Dryden shares in exchange for SP Fund shares pursuant to a Plan, any applicable CDSC and the date for automatic conversion of Class M, Class B and Class X shares to Class A shares will be calculated based on the date on which you acquired the original shares. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. The Fund may change the terms of any exchange privilege after giving you 60 days' notice. Investors will not receive bonus shares on Class X shares obtained through an exchange.

Frequent trading of Fund shares in response to short-term fluctuations in the market – also known as "market timing" – may make it very difficult to manage a Fund's investments. When market timing occurs, the Funds may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When, in the opinion of PI (and, with respect to the SP Fund, ASISI), such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into the Funds by any person, group or commonly controlled account. The decision may be based on dollar amount, volume, or frequency of trading. A Fund will notify a market timer of a rejection of an exchange or purchase order. There can be no assurance that a Fund's procedures will be effective in limiting the practice of market timing in all cases.

Each Fund will distribute substantially all of its income and capital gains to shareholders each year. Each Fund will declare dividends, if any, annually.

SPMF Share Class Designations

Please note that in 2004 SPMF renamed Class A and Class B shares, and created two new classes designated Class A and Class B. This means that if, prior to April 12, 2004, you purchased shares of any series of SPMF designated as "Class A" or "Class B" at the time of purchase, SPMF now refers to your shares as "Class L" and "Class M", respectively. Please be sure to consult information about the appropriate share class when reviewing these materials.

In addition, pursuant to its charter, SPMF may issue both "Class X" shares and "New Class X" shares of the SP Fund. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, SPMF sometimes provides combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares issued prior to August 17, 1998 are subject to automatic conversion to Class A shares approximately eight years after purchase, while New Class X shares, meaning Class X shares issued on or after August 17, 1998, are subject to automatic conversion to Class A shares approximately 10 years after purchase. You should be aware that if you hold shares referred to as "Class X," your conversion rights are determined by the date you purchased your shares. If the Plan is approved, the Dryden Trust will issue Class X and New Class X shares with equivalent conversion rights to the respective Class X and New Class X shareholders of the SP Fund, which are sometimes collectively referred as "Class X shares" of the Dryden Trust in this Prospectus/Proxy Statement.

FEES AND EXPENSES

The following tables describes the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Dryden Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The holding period for shares held by investors in the Funds will be counted in computing the holding period of shares subsequently held in the Dryden Fund after the Reorganization for purposes of determining any applicable CDSCs. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The fees and expenses below of the Class L, M and X shares of the Dryden Fund and the pro forma Dryden Fund after the Reorganization are based on estimated expenses of the Fund during the twelve months ended April 30, 2006.

"Certain Expenses" are defined herein as taxes, interest, brokerage commissions, distribution (12b-1) fees and extraordinary expenses.

Shareholder Fees and Operating Expenses

Class A Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load)[8]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None[10]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	.30%	.30%	.30%
+ Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	1.60%	1.31%	1.30%
– Fee waiver and/or expense reimbursement	(.35)%[3,4]	(.05)%[4]	(.05)%[4]
= Net annual fund operating expenses (including Certain Expenses)	1.25%	1.26%	1.25%

Class B Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)[8]	5.00%[5]	5.00%[5]	5.00%[5]
Redemption Fee	None[10]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	2.30%	2.01%	2.00%
– Fee waiver and/or expense reimbursement	(.30)%[3]	None	None
= Net annual fund operating expenses (including Certain Expenses)	2.00%	2.01%	2.00%

Class C Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)[8]	1.00%[5]	1.00%[5]	1.00%[5]
Redemption Fee	None[10]	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	2.30%	2.01%	2.00%
– Fee waiver and/or expense reimbursement	(.30)%[3]	None	None
= Net annual fund operating expenses (including Certain Expenses)	2.00%	2.01%	2.00%

Class L Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	5.75%	5.75%	5.75%
Maximum contingent deferred sales charge (load)[8]	1.00%[2]	1.00%[2]	1.00%[2]
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	.50%	.50%	.50%
+ Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	1.80%	1.51%	1.50%
– Fee waiver and/or expense reimbursement	(.30)%[3]	None	None
= Net annual fund operating expenses (including Certain Expenses)	1.50%	1.51%	1.50%

Class M Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)[8]	6.00%[5]	6.00%[5]	6.00%[5]
Redemption Fee[10]	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	2.30%	2.01%	2.00%
– Fee waiver and/or expense eimbursement	(.30)%[3]	None	None
= Net annual fund operating expenses (including Certain Expenses)	2.00%	2.01%	2.00%

Class X Shares (for the twelve months ended April 30, 2006)

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	None	None	None
Maximum contingent deferred sales charge (load)[8]	6.00%[5]	6.00%[5]	6.00%[5]
Redemption Fee[10]	None	None	None
Exchange Fee	None	None	None
Small balance account fee beginning on or about November 17, 2006[6]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund[7]	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	.80%	.65%	.65%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	.50%	.36%	.35%
= Total annual fund operating expenses	2.30%	2.01%	2.00%
– Fee waiver and/or expense reimbursement	(.30)%[3]	None	None
= Net annual fund operating expenses (including Certain Expenses)	2.00%	2.01%	2.00%

Class Z Shares (for the twelve months ended April 30, 2006)
  The SP Fund does not offer Class Z shares.

Shareholder Fees (fees paid directly from your investment)1

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Maximum sales charge (load) on purchases	N/A	None	None
Maximum contingent deferred sales charge (load)[8]	N/A	None	None
Redemption Fee	N/A	None	None
Exchange Fee	N/A	None	None
Small balance account fee beginning on or about November 17, 2006[6]	N/A	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	SP Fund	Dryden Fund	Pro Forma Dryden Fund After Reorganization
Management Fees[9]	N/A	.65%	.65%
+ Distribution and Service (12b-1) Fees	N/A	None	None
+ Other Expenses	N/A	.36%	.35%
= Total annual fund operating expenses	N/A	1.01%	1.00%
– Fee waiver and/or expense reimbursement	N/A	None	None
= Net annual fund operating expenses (including Certain Expenses)	N/A	1.01%	1.00%

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Dryden Fund after consummation of the Reorganization. They assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. Class L, M and X shares of the Dryden Fund were not offered during the last fiscal year. The expenses below of the Class L, M and X shares of the Dryden Fund are based on estimated expenses of the Fund during the current fiscal year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase, Class X shares will automatically convert to Class A shares. The information in the ten years column reflects such conversions except for Class X, whose shares would not be converted until the 11th year.

Full Redemption – Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$670	$995	$1,342	$2,318
Dryden Fund	671	938	1,224	2,038
Pro Forma Dryden Fund After Reorganization	670	935	1,219	2,027
Class B Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$703	$990	$1,303	$2,355
Dryden Fund	704	930	1,183	2,073
Pro Forma Dryden Fund After Reorganization	703	927	1,178	2,062
Class C Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$303	$690	$1,203	$2,613
Dryden Fund	304	630	1,083	2,338
Pro Forma Dryden Fund After Reorganization	303	627	1,078	2,327
Class L Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$719	$1,081	$1,467	$2,546
Dryden Fund	720	1,025	1,351	2,273
Pro Forma Dryden Fund After Reorganization	719	1,022	1,346	2,263
Class M Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$803	$1,090	$1,403	$2,437
Dryden Fund	804	1,030	1,283	2,157
Pro Forma Dryden Fund After Reorganization	803	1,027	1,278	2,147
Class X Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$803	$1,090	$1,503	$2,613
Dryden Fund	804	1,030	1,383	2,338
Pro Forma Dryden Fund After Reorganization	803	1,027	1,378	2,327
Class Z Shares**	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$103	$322	$558	$1,236
Pro Forma Dryden Fund After Reorganization	102	318	552	1,225

No Redemption – Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$670	$995	$1,342	$2,318
Dryden Fund	671	938	1,224	2,038
Pro Forma Dryden Fund After Reorganization	670	935	1,219	2,027
Class B Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$203	$690	$1,203	$2,355
Dryden Fund	204	630	1,083	2,073
Pro Forma Dryden Fund After Reorganization	203	627	1,078	2,062
Class C Shares	One Year	Three Years	Five Years	Ten Years
SP Fund	$203	$690	$1,203	$2,613
Dryden Fund	204	630	1,083	2,338
Pro Forma Dryden Fund After Reorganization	203	627	1,078	2,327
Class L Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$719	$1,081	$1,467	$2,546
Dryden Fund	720	1,025	1,351	2,273
Pro Forma Dryden Fund After Reorganization	719	1,022	1,346	2,263
Class M Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$203	$690	$1,203	$2,437
Dryden Fund	204	630	1,083	2,157
Pro Forma Dryden Fund After Reorganization	203	627	1,078	2,147
Class X Shares*	One Year	Three Years	Five Years	Ten Years
SP Fund	$203	$690	$1,203	$2,613
Dryden Fund	204	630	1,083	2,338
Pro Forma Dryden Fund After Reorganization	203	627	1,078	2,327
Class Z Shares**	One Year	Three Years	Five Years	Ten Years
SP Fund	N/A	N/A	N/A	N/A
Dryden Fund	$103	$322	$558	$1,236
Pro Forma Dryden Fund After Reorganization	102	318	552	1,225

*  The Dryden Fund does not currently offer Class L, Class M, Class X or New Class X shares. If the transaction is approved, the Dryden Fund will create Class L, Class M, Class X and New Class X share classes to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund who will become shareholders of the Dryden Fund.

**  Only the Dryden Fund offers Class Z shares.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Notes to Fee and Expense Tables:

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  Investors who purchase $1 million or more of Class A shares or Class L shares, to the extent Class L is open to new purchases, and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a CDSC of 1% (the CDSC is waived for purchases by certain retirement or benefit plans). During the past 12 months Class L shares were not available to new investors.

3  ASISI has agreed to contractually reimburse and/or waive fees for the SP Fund through October 1, 2007, so that the SP Fund's operating expenses (exclusive of Certain Expenses)) do not exceed 1.00% of SP Fund's average daily net assets.

4  The Funds' Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to 0.25 of 1% of the average daily net assets of the Class A shares through October 1, 2007 for the Funds.

5  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase. The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for New Class X shares decreases by 1% annually to 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares and New Class X shares convert to Class A shares approximately 8 years and 10 years, respectively, after purchase. No CDSC is charged after these periods.

6  Beginning on or about November 17, 2006, if the value of your account is less than $2,500, a Fund will deduct a $15 annual small balance account fee from your account. Thereafter, beginning in 2007, the $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic Investment Plan ("AIP") accounts or employee savings plan accounts.

7  The Class L, M and X shares of the Dryden Fund were not offered as of April 30, 2006 and the operating expenses are estimated based on expenses of the Dryden Fund and the distribution fee applicable to such share class.

8  The CDSC for Class A, B C and Z shares of the Dryden Fund is calculated as a percentage of the lower of the original purchase price or sale proceeds. The CDSC for the Class L, M, and X shares of the Dryden Fund after the Reorganization and SP Funds prior to the Reorganization, and the Class A, B and C shares of the SP Fund is calculated as a percentage of the original purchase price.

9  The management fee rate shown is based on each Fund's net assets as of the close of April 30, 2006. The Funds' management fee schedule includes fee breakpoints which reduce the Funds' effective management fee as Fund assets increase. Changes in Fund assets may result in increases or decreases in the Fund's effective management fee. The Dryden Fund's management fee schedule is set forth below: 0.65 of 1% to $500 million; 0.60 of 1% over $500 million. The SP Fund's management fee schedule is set forth below: 0.80% of its average daily net assets up to $500 million, 0.75% of its average daily net assets up to $1 billion and 0.70% of its average daily net assets in excess of $1 billion.

10  For certain classes of the SP Fund a $10 fee may be imposed for wire transfers of redemption proceeds.

Performance of the Funds

A number of factors – including risk – can affect how each Fund performs. The following bar charts show the performance of the Class L shares of the SP Fund and Class A shares of the Dryden Fund for each full calendar year of the respective Fund's operation. The first table below each bar chart shows each Fund's best and worst performance during the periods included in the bar chart. The second table shows the average annual total returns before taxes for each class of each Fund, as well as the average annual total returns after taxes on distributions and redemptions for Class L shares of SP Fund and Class A shares of Dryden Fund.

This information may help provide an indication of each Fund's risks by showing changes in performance from year to year and by comparing each Fund's performance with that of a broad-based securities index. The average annual figures reflect sales charges, the other figures do not, and would be lower if they did. Past performance, before and after taxes, does not mean that a Fund will achieve similar results in the future.

SP Fund

Annual Total Returns* (Class L Shares)

BEST QUARTER: 13.61% (2nd quarter 2003) WORST QUARTER: –17.22% (3rd quarter 2002)

*  These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The return of the Class L shares from 1-1-06 to 6-30-06 was -.62%.

Average Annual Total Returns For periods ended December 31, 2005

	One Year	Five Years	Since Inception*
Class L
Return Before Taxes	–3.28%	–1.09%	–1.26%
Return After Taxes on Distributions**	–3.37%	–1.11%	–1.27%
Return After Taxes on Distributions and Sale of Fund Shares**	–2.02%	–0.92%	–1.06%
Class A
Return Before Taxes	–2.84%	—	1.96%
Class B
Return Before Taxes	–2.88%	—	2.40%
Class M
Return Before Taxes	–3.87%	–0.78%	–0.93%
Class C
Return Before Taxes	1.13%	–0.38%	–0.77%
Class X
Return Before Taxes	–3.96%	–1.00%	–1.12%
Index
S&P 500 Index	4.91%	0.54%	0.15%
Lipper Large-Cap Core Funds Avg.	4.84%	–0.95%	–0.34%
Russell 1000 Index	6.27%	1.07%	0.91%

*  Inception date: November 1, 1999

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. During periods of negative NAV performance, the after-tax returns assume the investor receives a write-off at the historical highest individual federal marginal income rate. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class L shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Dryden Fund

Annual Total Returns* (Class A Shares)

BEST QUARTER: 15.21% 2nd quarter of 2003 WORST QUARTER: –16.53% 3rd quarter of 2002

*  These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. The return of the Class A shares from 1-1-06 to 6-30-06 was 2.85%.

Average Annual Returns (as of 12/31/05)

	One Year	Five Years	Since Inception*
Return Before Taxes
Class A shares	–1.18%	–0.82%	1.48%
Class C shares	2.82%	–0.43%	1.58%
Class Z shares	4.85%	0.57%	2.59%
Class B Shares
Return Before Taxes	–1.18%	–0.63%	1.58%
Return After Taxes on Distributions	–1.18%	–0.63%	1.58%
Return After Taxes on Distributions and Sale of Fund Shares	–0.76%	–0.53%	1.35%
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	4.91%	0.54%	1.67%
Lipper Average	4.84%	–0.95%	1.02%

*  Inception date: March 3, 1999

Notes to Average Annual Returns Table

•  The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower.

•  After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

•  The "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

•  The S&P 500 Index – an unmanaged index of 500 stocks of large U.S. public companies – gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

•   The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Funds category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C and Z shares. Source: Lipper Inc.

Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A and Class L shares are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class L shares are subject to a maximum front-end sales charge of 5.75%. Class M and Class X shares are subject to a maximum CDSC of 6.00%. Class Z and Class R shares are not subject to a sales charge.

Investors cannot invest directly in an index. The returns for the indexes referenced in the above tables would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper averages referenced in the above tables reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

REASONS FOR THE REORGANIZATION

The directors of SPMF, including all of the directors who are not "interested persons" of SPMF (the "Independent Directors") and the trustees of the Dryden Fund, have unanimously determined that the Reorganization would be in the best interests of the shareholders of the SP Fund and the Dryden Fund. The Board of each Fund concluded that the interests of the shareholders of each Fund would not be diluted as a result of consummation of the Plan.

At a meeting held on July 19, 2006, the Investment Managers advised the directors that, as of May 31, 2006, the SP Fund had net assets of approximately $129 million, while the Dryden Fund had assets of approximately $167 million at that date. Accordingly, by merging the Funds, shareholders would enjoy a greater asset base over which fund expenses may be spread.

In addition, the Investment Managers advised the directors that the SP Fund had higher gross expense ratios than the Dryden Fund and that upon completion of the Reorganization SP Fund shareholders should experience a gross fee decrease. Moreover, net annual fund operating expenses are expected to remain unchanged for such shareholders. There can be no assurance that these operational savings will be realized. The Investment Managers explained that although the SP Fund is subject to a contractual expense limitation to lower its net operating expenses, the Dryden Fund's pro forma net operating expenses as of April 30, 2006 are lower than the SP Fund's expense limitation. The directors considered the lower investment management fee rates paid by shareholders of the Dryden Fund which shareholders of the SP Fund are expected to be able to realize as a result of the Reorganization. The directors also considered that due to the Reorganization, the SP Fund's Investment Manager could benefit from the elimination of the fee waivers currently in effect for the SP Fund.

The directors also considered the costs of the Reorganization to be borne by the SP Fund as well as the expenses being paid by PI and or an affiliate (discussed below under "Expenses Resulting from the Reorganization.") The Board also noted that the Dryden Fund is not paying any of the costs of the Reorganization.

In recommending approval of the Plan, the Investment Managers advised the directors that the Funds have different investment objectives and similar investment policies. Moreover, the Investment Manager reported that the Funds have similar investment styles. The directors were also advised that the Dryden Fund, had better investment performance over the one, three and five year periods than the SP Fund for the same period. The directors also noted that the Funds investment portfolios were substantially similar.

The directors, including a majority of Independent Directors, after considering the matter, unanimously concluded that each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of the shareholders of the SP Fund:

•  The Funds have similar investment restrictions;

•  The Funds have similar portfolios;

•  The Dryden Fund had better investment performance than the SP Fund for the one, three and five year periods;

•  Shareholders of the Dryden Fund are expected to realize a lower investment management fee rate as a result of the Reorganization;

•  Shareholders of the SP Fund would realize a reduction in gross, but not net, operating expenses as result of the consummation of the Reorganization;

•  The SP Fund is smaller than the Dryden Fund; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The directors also considered that, in the opinion of counsel, the exchange of shares pursuant to the Plan would not result in a taxable gain or loss for U.S. federal income tax purposes for shareholders of the SP Fund.

Consequently, the directors of SPMF approved the Plan and recommend that shareholders of the SP Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of SPMF unanimously recommend that you vote FOR the Plan.

If shareholders of the SP Fund do not approve the Plan, the Board of SPMF will consider other possible courses of action for the Fund, including, among others, consolidation of the Fund with one or more affiliated or unaffiliated funds other than the Dryden Fund, adding one or more new subadvisers or replacing the current subadviser with one or more subadvisers. In the event that the shareholders of SP Fund do not approve the Plan, the Investment Managers of SP Fund may consider recommending to the Board and shareholders the liquidation of SP Fund in light of its past and anticipated future inability to attract sufficient assets to support long-term viability. A liquidation of SP Fund would result in taxable gains or losses for most shareholders of the SP Fund.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto.

Closing

If the shareholders of the SP Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by SPMF, on behalf of the SP Fund, including the preparation of certain documents. SPMF will determine a specific date for the actual Reorganization to take place (which is expected to take place in 2007). The date on which the Reorganization will occur is called the "closing date." If shareholders of the SP Fund do not approve the Plan, the Reorganization will not take place and the Board of SPMF will consider alternative courses of actions, as described above.

If the shareholders of the SP Fund approve the Plan, the SP Fund will deliver to the Dryden Fund all of the SP Fund's assets and Dryden Fund will assume all of the liabilities of the SP Fund on the closing date. The Dryden Trust will issue to the SP Fund shares of the Dryden Fund of a value equal to the dollar value of the net assets delivered to the Dryden Fund by the SP Fund. The SP Fund will then distribute to its shareholders of record as of the close of business on the closing date, the Dryden Fund shares in equivalent value and of equivalent class as such shareholder holds in the SP Fund. The SP Fund will subsequently terminate and dissolve and the Dryden Fund will be the surviving fund. The stock transfer books of the SP Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the SP Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, SPMF may amend the Plan without shareholder approval. SPMF may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the SP Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by the SP Fund and PI and/or an affiliate. The portfolio securities of the SP Fund will be transferred in-kind to the Dryden Fund. Accordingly, consummation of the Plan will entail little or no expenses in connection with portfolio restructuring. The maximum Reorganization expenses to be paid by the SP Fund are $10,000 and PI and or an affiliate will pay any additional costs.

Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that the Fund will have received an opinion from Shearman & Sterling LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Dryden Fund of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund, followed by the distribution of the Dryden Fund shares received by the SP Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Dryden Fund and the SP Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  The shareholders of the SP Fund will not recognize gain or loss upon the exchange of all of their shares of the SP Fund solely for shares of the Dryden Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  No gain or loss will be recognized by the SP Fund upon the transfer of its assets to the Dryden Fund in exchange solely for voting shares of the Dryden Fund and the assumption by the Dryden Fund of the liabilities, if any, of the SP Fund. In addition, no gain or loss will be recognized by the SP Fund on the distribution of such shares to the shareholders of that Fund (in liquidation of the SP Fund);

•  No gain or loss will be recognized by the Dryden Fund upon the acquisition of the assets of the SP Fund in exchange solely for voting shares of the Dryden Fund and the assumption of the liabilities, if any, of the SP Fund;

•  The Dryden Fund's tax basis for the assets acquired from the SP Fund will be the same as the tax basis of the assets when held by the SP Fund immediately before the transfer, and the holding period of such assets acquired by the Dryden Fund will include the holding period of such assets when held by the SP Fund;

•  The SP Fund shareholders' tax basis for the shares of the Dryden Fund received by them pursuant to the reorganization will be the same as their tax basis in the SP Fund shares exchanged therefor; and

•  The holding period of the Dryden Fund shares received by the shareholders of the SP Fund will include the holding period of the SP Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange.

An opinion of counsel is not binding on the Internal Revenue Service (the IRS), or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the SP Fund to the Dryden Fund followed by a taxable liquidation of the SP Fund, and the shareholders of the SP Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the SP Fund and the fair market value of the shares of the Dryden Fund received in exchange therefor. The SP Fund and the Dryden Fund have approximate capital loss carryforwards as of October 31, 2005 of $32,611,029, and $40,784,330, respectively. In a tax-free reorganization, the acquiring fund generally succeeds to capital loss carryforwards of the target fund on the transfer date pursuant to Section 381 of the Code. There are several rules that may limit the ability of the acquiring fund to utilize the capital loss carryforwards of the target fund after the transfer date. Section 381 limits the amount of gain of the acquiring fund that can be offset by the capital loss carryforwards of the target fund in the first taxable year ending after the reorganization. A second rule (pursuant to Sections 382 and 383 of the Code) limits the amount of capital gain of the acquiring fund that can be offset annually by the capital loss carryforwards of the target fund (where, as in this reorganization, the acquiring fund has greater equity value than the target fund), in general, to the value of the equity of the target fund immediately before the reorganization multiplied by the applicable long-term tax-exempt bond rate (as published by the IRS). Additional rules may apply further limiting the utilization of the capital loss. Accordingly, the amount of the capital loss carryforwards of the SP Fund that can be utilized by the Dryden Fund upon the Reorganization will be subject to limitations in the first taxable year ending after the Reorganization and in subsequent years. As a result of these limitations, a portion of the capital loss carryforwards of the SP Fund may expire before they can be used by the Dryden Fund. For instance, assuming that (i) the Net Asset Value of the SP Fund remains $129,000,000 at the time of the Reorganization, (ii) the applicable long-term tax-exempt rate is 4.52% at the time of the Reorganization, (iii) the realized capital gains of the SP Fund as of October 31, 2006 will be the same as the realized capital gains as of the date of this Prospectus/Proxy Statement and (iv) the Dryden Fund has sufficient capital gain in each subsequent year to utilize the maximum amount of the SP Fund's capital loss carryforwards that Dryden Fund is allowed to use after the Reorganization, approximately $3,000,000 of SP Fund's capital loss carryforwards would expire before they can be used by the Dryden Fund. Such calculations and amounts may change in the future. Absent the Reorganization, the SP Fund may have been able to fully utilize its capital loss carryforwards before they expired (assuming the SP Fund had sufficient capital gains). Shareholders of the SP Fund should consult their tax advisers regarding the tax consequences to them of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion relates only to the U.S. federal income tax consequences of a Reorganization, shareholders also should consult their tax advisers as to state, local and foreign tax consequences to them, if any, of the Reorganization.

Characteristics of Dryden Trust Shares

The Dryden Trust was formed in Delaware on September 18, 1998. It is registered with the SEC as an open-end management investment company. The Dryden Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of one series, which is currently divided into four classes, designated Class A, Class B, Class C, and Class Z common stock. If the Reorganization is approved, the Dryden Fund will potentially be divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z. The Class L, Class M, Class X and New Class X shares of the Dryden Fund would be issued in order to accommodate shareholders of Class L, Class M, Class X and New Class X, respectively, of the SP Fund shareholders who will become shareholders of the Dryden Fund pursuant to the Plan. The proposed Class L, M, X and New Class X shares will be available only for exchanges with the same class of shares in other existing funds in the mutual fund complex. These share classes will be closed to new or subsequent purchases, except for purchases through reinvestment of any dividends and distributions.

Each class of shares of the Dryden Fund represents an interest in the same assets of the Dryden Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect net asset value, dividends and liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests on any other class, (3) each class has a different (or no) exchange privilege and (4) Class B, Class M, Class X, and New Class X shares will have a conversion feature whereby Class B, Class M, Class X, and New Class X shares will automatically convert to Class A shares at the end of seven years (for Class B shares), eight years (Class M shares and Class X shares) or ten years (New Class X) after the original purchase of shares. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Dryden Trust's Agreement and Declaration of Trust, the Board of Trustees of the Dryden Trust may authorize the creation of additional series of common stock and classes within such series, with such preferences, rights, privileges, limitations and voting and dividend rights as the Board may determine.

Shares of the Dryden Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Except for the conversion feature described above, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Dryden Fund is entitled to its portion of the Dryden Fund's assets after all debt and expenses of the Dryden Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class Z shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders, whose distribution expenses are lower and to Class Z shareholders, whose shares are not subject to any distribution or service fees. The voting and dividend rights, the right of redemption and the privilege of exchange are described in the Dryden Fund's prospectus.

The Dryden Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, and the 1940 Act requires a meeting of shareholders, at which time the trustees then in office will call a shareholder meeting for the election of trustees. Shareholders of record of two-thirds of the outstanding shares of the Dryden Trust may remove a trustee, with or without cause, by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee, when requested in writing to do so by the shareholders holding at least 10% of the outstanding shares entitled to vote.

Shares of the Dryden Fund that will be distributed to shareholders of the SP Fund will have the same legal characteristics as the shares of the SP Fund with respect to such matters as assessibility, conversion rights, and transferability.

Capitalization

The following table sets forth, as of April 30, 2006, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Dryden Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Dryden Fund is likely to be different when the Plan is consummated.

Class A	SP Fund	Dryden Fund	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$14,438,293	$71,284,332	$(1,056	)(a)	$85,721,569
Total shares outstanding	1,423,327	5,773,860	(254,320	)(b)	6,942,867
Net asset value per share	$10.14	$12.35	N/A		$12.35
Class B	SP Fund	Dryden Fund	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$3,346,596	$48,854,116	$(245	)(a)	$52,200,467
Total shares outstanding	339,630	4,129,630	(56,760	)(b)	4,412,500
Net asset value per share	$9.85	$11.83	N/A		$11.83
Class C	SP Fund	Dryden Fund	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$23,604,735	$41,241,094	$(1,726	)(a)	$64,844,103
Total shares outstanding	2,397,020	3,486,268	(401,837	)(b)	5,481,451
Net asset value per share	$9.85	$11.83	N/A		$11.83
Class L	SP Fund	Dryden Fund*	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$18,400,292	$—	$(1,346	)(a)	$18,398,946
Total shares outstanding	1,821,320	—	(331,527	)(b)	1,489,793
Net asset value per share	$10.10	$—	N/A		$12.35
Class M	SP Fund	Dryden Fund*	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$68,825,092	$—	$(5,032	)(a)	$68,820,060
Total shares outstanding	6,990,176	—	(1,172,758	)(b)	5,817,418
Net asset value per share	$9.85	$—	N/A		$11.83
Class X	SP Fund	Dryden Fund*	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$8,129,494	$—	$(595	)(a)	$8,128,899
Total shares outstanding	827,791	—	(140,648	)(b)	687,143
Net asset value per share	$9.82	$—	N/A		$11.83

Class Z	SP Fund*	Dryden Fund	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization (unaudited)
Net assets	$—	$16,332,372	$—	(a)	$16,332,372
Total shares outstanding	—	1,303,902	—	(b)	1,303,902
Net asset value per share	$—	$12.53	N/A		$12.53
Total Net Assets and Shares Outstanding
	SP Fund	Dryden Fund	Pro Forma Adjustments		Pro Forma Dryden Fund After Reorganization
Net assets	$136,744,502	$177,711,914	$(10,000	)(a)	$314,446,416
Total shares outstanding	13,799,264	14,693,660	(2,357,850	)(b)	26,135,074

(a)  Reflects the prorated estimated Reorganization expenses of $10,000 attributable to the SP Fund.

(b)  Reflects the change in shares upon conversion into the Dryden Fund.

*  Class Z shares were not offered by the SP Fund and Class L, M and X shares were not offered by the Dryden Fund as of April 30, 2006.

VOTING INFORMATION

Required Vote

Only shareholders of record of the SP Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 12,208,017 shares of the SP Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the SP Fund entitled to be voted at the Meeting is required to constitute a quorum of the SP Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present the affirmative vote of the holders of a majority of the total number of shares of capital stock of the SP Fund outstanding and entitled to vote thereon is necessary to approve the Plan, which, for purposes of this vote, under the 1940 Act, means that approval of the Plan requires the vote of the lesser of (i) 67% or more of the voting shares of the SP Fund represented at a meeting at which more than 50% of the outstanding voting shares of the SP Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the SP Fund (whichever is less). Each shareholder of the SP Fund will be entitled to one vote for each full share, and a fractional vote for each fractional share of the SP Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, is not a vote cast.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote SP Fund's shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a "broker non-vote." SPMF will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of the lesser of 67% of the voting shares present at the Meeting or a majority of the total number of shares of the SP Fund outstanding at the

Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan or against an adjournment.

In the event that sufficient votes to obtain a quorum have not been obtained by the SP Fund, the SP Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The SP Fund would only take such actions if the SP Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan or against adjournment since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the SP Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote FOR any such adjournment in their discretion. Shares represented by broker non-votes or abstentions will not be voted for or against adjournment. Because an adjournment requires an affirmative vote of a majority of the shares present at the Meeting, each broker non-vote and abstention would have the effect of a vote against adjournment.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of SPMF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 within reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of SPMF. In addition, SPMF has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if SPMF has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitations costs are currently estimated to be approximately $438,000.

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for the each of the Funds. Unless noted otherwise, all information is provided as of October 31, 2005 for the Funds.

Other Accounts Managed by the Funds' Portfolio Managers

The table below identifies, for the portfolio manager referenced above, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies (RICs), other pooled investment vehicles and other accounts. For each category, none of the portfolio managers were paid a fee based on performance.

Portfolio Manager	RIC Accounts Managed	Assets of RIC Managed (Thousands)	Other Pooled Accounts Managed		Assets of Other Pooled Accounts Managed (Thousands)	Other Accounts Managed		Assets of Other Accounts Managed (Thousands)
SP Fund
Drew W. Demakis	34	$28,659,499	38		$1,554,821	9		$1,246,658
Dryden Fund
Margaret S. Stumpp	12	4,213,786	8	*		17	**	4,987,476
Ted Lockwood	6	997,366	0	*	0	4	**	1,844,985
Peter Xu	3	1,252,680	0	*	0	10	**	2,789,563

*  "Other Pooled Accounts" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles.

**  "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.

Portfolio Manager Securities Ownership. The table below identifies, for each portfolio manager of each Fund, ownership information of the respective Fund's securities by that portfolio manager.

Portfolio Manager(s)	Ownership of Securities
SP Fund
Drew W. Demakis	$0
Dryden Fund
Margaret S. Stumpp	$0
Ted Lockwood	$10,001-$50,000
Peter Xu	$0

Additional Information About the Dryden Fund's Portfolio Managers — Compensation and Conflicts of Interest.  Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

Compensation. QMA investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Conflicts of Interest. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Dryden Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Dryden Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Dryden Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Dryden Fund and reviewed by the independent trustees of the Dryden Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Dryden Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Dryden Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining "Information Barriers" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a purchase of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Dryden Fund at the same time.

With respect to the management of the Dryden Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Dryden Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Dryden Fund, at a price which may be different from the price of the securities purchased or sold for the Dryden Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Dryden Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates (collectively, the Affiliated Accounts) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the LT Accounts) over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Additional Information About the SP Fund's Portfolio Manager — Compensation and Conflicts of Interest.  AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein Capital's Master Limited Partnership Units.

(iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Conflicts of Interest. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Alliance places the interests of its clients first and expects all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance- based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Holdings

In addition to the description contained herein, a description of each Fund's policies and procedures with respect to the disclosure of that Fund's portfolio securities is also contained in that Fund's prospectus, SAI and on that Fund's website (for SP Fund, see www.strategicpartners.com, and for the Dryden Fund, see www.jennisondryden.com). Each Fund will provide a full list of its portfolio holdings as of the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund) on its website within approximately 30 days (for the Dryden Fund) or 60 days (for the SP Fund) after the end of the calendar month (for the Dryden Fund) or the fiscal quarter (for the SP Fund). Each Fund's portfolio holdings are made public, as required by law, in the Fund's annual and semi-annual reports and on Form N-Q. In addition, each Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries, as applicable, on a quarterly or monthly basis with the information 15 days prior to the release. Such information will be posted to the relevant Fund's website.

When authorized by a Fund's Chief Compliance Officer (CCO) and another officer of such Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute such Fund's shares, third-party providers of auditing, custody, proxy voting and other services for such Fund, rating and ranking organizations, and certain affiliated persons of such Fund, as described below. The procedures utilized to determine eligibility are set forth below.

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Fund holdings shall be prepared by such third parties setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g. level of detail staleness). Such request shall address whether there are any conflicts of interest between a Fund and the Investment Manager, Subadviser, Distributor or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to PI's Product Development Group and to the CCO of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of Fund holdings information by PFPC Trust Company (for SP Fund) and The Bank of New York (for Dryden Fund) (collectively, the Custodian Banks).

As of the date of this Prospectus/Proxy Statement, each Fund has provided:

1. Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•  Full holdings on a daily basis to the Subadviser, Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Banks and any other accounting agent that may be appointed) at the end of each day;

•  Full holdings to KPMG LLP, each Fund's independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of each Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

•  The trades for each Fund on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's CCO and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

Fund directors have approved PI's Policy for the Dissemination of Portfolio Holdings. The directors shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The directors have delegated oversight over the Fund's disclosure of portfolio holdings to the CCO.

There can be no assurance that the Funds' policies and procedures on portfolio holdings information will protect the Funds from the misuse of such information by individuals or entities that come into possession of the information.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
SP Fund	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street # 3 Newark, NJ 07102	A	687,374/46.1%

	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street # 3 Newark, NJ 07102	C	251,554/11.8%

	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street # 3 Newark, NJ 07102	L	185,783/11.7%

	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street # 3 Newark, NJ 07102	M	313,889/5.3%

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
	Lin (K) and Simple IRA PMFS Transfer Agent for the Fund	100 Mulberry Street # 3 Newark, NJ 07102	X	128,999/18.5%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	B C	29,298/8.5% 151,808/7.1%

Dryden Fund	PFPC Wrap Services FBO Neuberger	760 Moore Rd King of Prussia PA 19406	A	416,914/6.9%

	Citigroup Global Markets Inc House Account Attn.: Peter Booth	333 West 34th, 7th Floor New York NY 10001	C	250,142/7.8%

	Prudential Investment FBO Mutual Fund Clients ATTN PRUCHOICE Unit	100 Mulberry St Newark NJ 07102	Z	376,954/27.9%

	Jennison Dryden Moderate Allocation Attn: Ted Lockwood/ Stacie Mintz	Gateway Center 2, 4th Floor Newark NJ 07102	Z	404,548/30.0%

	Jennison Dryden Conservative Allocation Attn: Ted Lockwood/ Stacie Mintz	Gateway Center 2, 4th Floor Newark NJ 07102	Z	101,273/7.5%

	Jennison Dryden Growth Allocation Attn: Ted Lockwood/ Stacie Mintz	Gateway Center 2, 4th Floor Newark NJ 07102	Z	274,418/20.3%

	Charles Schwab CO	101 Montgomery St San Francisco CA 94104	Z	93,051/6.9%

	Wachovia Securities, LLC**	1525 West Harris Blvd. Charlotte, NC 28288	A B C	3,779,964/62.2% 1,768,727/63.1% 2,439,231/75.6%

*    As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

**  As record holder for other beneficial owners.

As of the Record Date, the officers and directors of SPMF, as a group, beneficially owned less than 1% of the outstanding voting shares of the SP Fund.

As of the Record Date, the officers and trustees of Dryden Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of the Dryden Fund.

As of the Record Date, the Class L, M and X shares of Dryden Fund had not been offered; SP Fund does not offer Class Z shares.

ADDITIONAL INFORMATION

The Dryden Trust is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Dryden Fund, a series of Dryden Trust, is contained in its prospectus dated

December 30, 2005, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Dryden Fund is included in its SAI, dated December 30, 2005 which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of Dryden Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 and Semi-Annual Report for the period ended April 30, 2006, may be obtained by calling 1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

SPMF (on behalf of the SP Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Also, copies of such material can be obtained from the SEC's Public Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law, relating to the validity of shares of the Dryden Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Dryden Fund.

Independent Registered Public Accounting Firm

The audited financial statements of SP Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of SP Fund for the fiscal year ending October 31, 2005 (File No. 811-08085). The unaudited financial statements of the SP Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the SP Fund to shareholders for the fiscal period ended April 30, 2006 (File No. 811-08085).

The audited financial statements of Dryden Fund, incorporated by reference into the SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of Dryden Fund for the fiscal year ending October 31, 2005 (File No. 811-09101). The unaudited financial statements of the Dryden Fund, also incorporated by reference into the SAI, are included in the Semi-Annual Report of the Dryden Fund to shareholders for the fiscal period ended April 30, 2006 (File No. 811-09101).

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise the SP Fund, care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither SPMF nor the Dryden Trust is required to hold and will not ordinarily hold annual shareholders' meetings in any year in which the election of directors is not required to be acted upon under the 1940 Act. The SPMF Board may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or SPMF's governing documents.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of SPMF intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of SPMF by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached).

B	Prospectus for the Dryden Fund, dated December 30, 2005 (enclosed).

C	Dryden Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 (enclosed).

D	Dryden Fund's Semi-Annual Report to Shareholders for the period ended April 30, 2006 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this ______ day of _____, 2006, by and between Strategic Partners Mutual Funds, Inc. (the "Company"), a corporation organized under the laws of the State of Maryland with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Strategic Partners Large-Cap Core Fund, a series of the Company (the "Acquired Fund"), and Dryden Tax-Managed Funds (the "Acquiring Company"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on behalf of the Dryden Large-Cap Core Equity Fund, a series of the Acquiring Company (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are referred to as the "Funds."

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Company, on behalf of the Acquired Fund, and by the Acquiring Company, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Company, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Company, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and assume substantially all of the Acquired Fund's liabilities. The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, the Acquiring Company, on behalf of the Acquiring Fund, shall at the Closing deliver to the Company, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Company agrees to utilize its best efforts to cause the Acquired Fund to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Company on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to this Section with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then the Acquired Fund shall dissolve and terminate. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund Shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Company shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Company's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Company's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in Acquiring Company's agreement and declaration of trust and currently effective registration statement.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Company's articles of incorporation and currently effective registration statement.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be _______, 2007, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Company or at such other place as the parties may agree. The Company, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, of the Acquired Fund's Net Assets to be transferred to the account of the Acquiring Company, for the benefit of the Acquiring Fund, at the Acquiring Company's Custodian, The Bank of New York. Also, the Company, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of common stock of the Acquired Fund, par value $0.001 per share, (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Company at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Company that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Company, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties to the Acquiring Company, for the benefit of the Acquiring Fund, by the Company on behalf of the Acquired Fund. The Company, on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Company, for the benefit of the Acquiring Fund:

(a)  The Acquired Fund is a series of the Company, a corporation duly organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Maryland State Department of Assessments and Taxation (the "SDAT"). The Company is duly registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Company's articles of incorporation as a separate series of the Company.

(b)  The financial statements appearing in the Company's Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Acquiring Company) have been audited by KPMG LLP, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(c)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Company's Semi-Annual Report to Shareholders of the Acquired Fund for the period ended April 30, 2006 (copies of which will be furnished to the Acquiring Company), and the unaudited financial statements appearing therein fairly present the financial position of the Acquired Fund and the results of operations and changes in net assets as of such date, in conformity with U.S. generally accepted accounting principles.

(d)  The Company has the necessary corporate power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(e)  The Company is not a party to or obligated under any provision of the Company's articles of incorporation or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquired Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties to the Company, for the benefit of the Acquired Fund, by the Acquiring Company, on behalf of the Acquiring Fund.

The Acquiring Company, on behalf of the Acquiring Fund, makes the following representations and warranties to the Company, for the benefit of the Acquired Fund:

(a)  The Acquiring Fund is a series of the Acquiring Company, a statutory trust duly organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing. The Acquiring Company is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Acquiring Company's agreement and declaration of trust as a separate series of the Acquiring Company.

(b)  The Acquiring Fund is authorized to issue an unlimited number of shares of common stock, par value $0.001 per share of Acquiring Fund Shares, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the under the Acquiring Company's agreement and declaration of trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefore or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The financial statements appearing in the Acquiring Company's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2005 (copies of which have been furnished to the Company) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with U.S. generally accepted accounting principles applied on a consistent basis.

(e)  If available at or prior to the Closing Date, the unaudited financial statements appearing in the Acquiring Company's Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended April 30, 2006 (copies of which will be furnished to the Company), fairly present the financial position of the Acquiring Fund and the results of operations and changes in net assets as of the respective date indicated, in conformity with U.S. generally accepted accounting principles.

(f)  The Acquiring Company has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(g)  The Acquiring Company is not a party to or obligated under any provision of the Acquiring Company's agreement and declaration of trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(h)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(i)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Company, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Company as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of the Company and the Board of Trustees of the Acquiring Company and this Plan constitutes a valid and binding obligation enforceable against the Company and the Acquiring Company in accordance with its terms.

(f)  The Company and the Acquiring Company anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

(a)  The Company intends to operate the Acquired Fund's business as presently conducted between the date hereof and the Closing Date. The Acquiring Company intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Company intends that the Acquired Fund will not acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Company, on behalf of the Acquired Fund, intends, if the reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Companies intend that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Company, on behalf of the Acquired Fund, intends to have available a copy of the shareholder ledger accounts, certified by the Company's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Company intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended the (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Company, on behalf of the Acquiring Fund, covenants to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Proxy Statement"), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  The Company intends to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  The Company intends that it will, from time to time, as and when requested by the Acquiring Company, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Company may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Company, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Company, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Company, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Company may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of the Company and the Acquiring Company shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of the Company, on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either the Company's or the Acquiring Company's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for each Fund, prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to shareholders of each Fund (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Valuation Time and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning assigned to such term by Section 1222(9) of the Code.

(f)  The Company, for the benefit of the Acquired Fund, shall have received on the Closing Date a favorable opinion from (i) Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Company, with respect to items in this section that relate to matters of Delaware law, and (ii) Sullivan & Cromwell LLP, counsel to the Acquiring Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Acquiring Company is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act (the "Delaware Act") to own all of its properties and assets and to carry on its business in each case as described in its current prospectus, and the Acquiring Fund has been established as a series of the Acquiring Company in accordance with the terms of the Acquiring Company's agreement and declaration of trust, Bylaws and the Delaware Act;

(2)  This Plan has been duly authorized and executed by the Acquiring Company, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Company, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Company and the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Maryland law to govern this Plan;

(3)  When the Acquiring Fund shares to be distributed to Acquired Fund shareholders under the Plan are issued, sold and delivered, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Company's Agreement and Declaration of Trust, its Bylaws and the Delaware Act to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Company, on behalf of the Acquiring Fund, of its obligations hereunder will not violate any provision of the Acquiring Company's agreement and declaration of trust or by-laws, or result in a default or a breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Acquiring Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required to be obtained by the Acquiring Company, on behalf of the Acquiring Fund, under the federal laws of the United States and the laws of the State of Delaware for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws.

(6)  The Acquiring Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel without independent inquiry or investigation, no order has been issued or proceeding instituted to suspend such registration.

(7)  To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or threatened against the Acquiring Company or the Acquiring Fund, that would be required to be disclosed in the Acquiring Company's registration statement on Form N-1A and is not so disclosed.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Company.

(g)  The Acquiring Company, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from (i) DLA Piper Rudnick Gray Cary US LLP, special Maryland counsel to the Company, with respect to items in this section that relate to matters of Maryland law, and (ii) Willkie Farr & Gallagher LLP, counsel to the Acquired Company, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

(1)  The Company is a corporation duly incorporated, validly existing and in good standing with the SDAT with requisite corporate power under its charter and under the laws of the State of Maryland, to own all of its properties and assets and, to carry on its business as described in the current prospectus of the Acquired Fund, and the Acquired Fund has been duly established in accordance with the terms of the Maryland General Corporate Law and the Company's charter as a separate series of the Company;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Company, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Plan by the Acquiring Company, on behalf of the Acquiring Fund, is a valid and legally binding obligation of the Company and the Acquired Fund enforceable against the Acquired Fund, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of Maryland law to govern this Plan;

(3)  All actions required to be taken by the Company and the Acquired Fund to authorize and effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Company, on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of the Company's charter or by-laws, or result in a default or breach of (a) the Management Agreement, (b) the Custodian Contract, (c) the Distribution Agreement, and (d) the Transfer Agency and Service Agreement, each as defined in the Company's currently effective registration statement, except where such violation, default or breach would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

(6)  Such counsel knows of no litigation or government proceeding instituted or threatened against the Company or the Acquired Fund, that would be required to be disclosed in the Company's registration statement on Form N-1A and is not so disclosed;

(7)  The Company has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

  In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company.

(h)  The Company and the Acquiring Company shall have received with respect to the Acquired Fund and the Acquiring Fund, on or before the Closing Date, an opinion of Shearman & Sterling LLP, special tax counsel to the Company and the Acquiring Company, in form and substance satisfactory to the Company and the Acquiring Company, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as provided for in the Plan;

(3)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223 of the Code, the holding period for the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund Shares were held as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223 of the Code, the holding period of the Acquiring Fund with respect to the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which such assets were held by the Acquired Fund; and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits and method of tax accounting.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Company and/or the Company with regard to certain matters.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Company and the Company represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by PI and/or an affiliate and the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either Company on behalf of a Fund by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or Acquired Fund, and none of the Company, the Acquiring Company, the Acquired Fund or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of the Company, the Acquiring Company, any of their respective officers, directors/trustees, agents or shareholders, either of the Funds, or their respective shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either of Fund or either Company against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Company's or the Acquiring Company's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Trustees of the Acquiring Company, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Company, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of the Company and the Acquiring Company acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Company or the Acquiring Company hereunder, and in particular that none of the assets of either Company, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Company, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary; and to the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Strategic Partners Mutual Funds, on behalf of Strategic Partners Large Cap Core Fund, and Dryden Tax-Managed Funds, on behalf of Dryden Large-Cap Core Equity Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

STRATEGIC PARTNERS MUTUAL FUNDS, INC. on behalf of Strategic Partners Large Cap Core Fund

Attest:	By: Name: Title:

DRYDEN TAX-MANAGED FUNDS, on behalf of Dryden Large-Cap Core Equity Fund

Attest:	By: Name: Title:

Exhibit B

PROSPECTUS DATED DECEMBER 30, 2005

The Prospectus for the Dryden Fund, dated December 30, 2005, is part of this Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

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Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

The Annual Report to Shareholders for the Dryden Fund for the fiscal year ended October 31, 2005, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

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Exhibit D

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2006

The Semi-Annual Report to Shareholders for the Dryden Fund for the period ended April 30, 2006, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

D-1

TABLE OF CONTENTS

2	Summary

2	The Proposal

3	Shareholder Voting

3	Comparisons of Important Features

3	The Investment Objectives and Policies of the Funds

4	Comparison of Other Policies

9	Investment Restrictions

10	Risks of Investing in the Funds

13	Federal Income Tax Considerations

14	Comparison of Organizational Structure

17	Management of the Funds

20	Distribution Plan

21	Valuation

22	Frequent Purchases and Redemptions of Fund Shares

23	Purchases, Redemptions, Exchanges and Distributions

26	SPMF Share Class Designations

27	Fees and Expenses

31	Expense Examples

35	Performance of the Funds

38	Reasons for the Reorganization

39	Information About the Reorganization

39	Closing

39	Expenses Resulting from the Reorganization

39	Tax Consequences of the Reorganization

41	Characteristics of Dryden Trust Shares

41	Capitalization

43	Voting Information

43	Required Vote

44	How to Vote

44	Revocation of Proxies

44	Solicitation of Voting Instructions

45	Additional Information About the Portfolio Managers and Portfolio Holdings

50	Portfolio Holdings

51	Principal Holders of Shares

52	Additional Information

53	Miscellaneous

53	Legal Matters

53	Independent Registered Public Accounting Firm

53	Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

53	Shareholder Proposals

54	Exhibits to Prospectus/Proxy Statement

A-1	Exhibit A – Form of Plan of Reorganization (attached)

B-1	Exhibit B – Prospectus for the Dryden Fund dated December 30, 2005 (enclosed)

C-1	Exhibit C – Dryden Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 (enclosed)

D-1	Exhibit D – Dryden Fund's Semi-Annual Report to Shareholders for the period ended April 30, 2006 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION
FOR

DRYDEN TAX-MANAGED FUNDS

Dated September 29, 2006

Acquisition of the Net Assets of
Strategic Partners Large Cap Core Fund,
a series of Strategic Partners Mutual Funds, Inc.
By and in exchange for shares of the
the Dryden Large-Cap Core Equity Fund, a series of Dryden Tax-Managed Funds

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Strategic Partners Large Cap Core Fund (SP Fund), a series of the Strategic Partners Mutual Funds, Inc. (SPMF) and the assumptions of the liabilities of the SP Fund in exchange for shares of the Dryden Large-Cap Core Equity Fund (Dryden Fund and collectively with the SP Fund, the Funds), a series of Dryden Tax-Managed Funds (the Reorganization).

This SAI consists of this Cover Page, Dryden Fund’s SAI, dated December 30, 2005 and the pro forma financial statements for SP Fund and Dryden Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 29, 2006, relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling
1-800-225-1852 or by writing to Dryden Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Securities and Exchange Commission (SEC) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Company, other materials incorporated by reference herein, and other information regarding the SP Fund, the SPMF, the Dryden Tax-Managed Funds and the Dryden Fund.

SAI INCORPORATION BY REFERENCE

Dryden Tax-Managed Funds SAI, dated December 30, 2005, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

S-2

Pro Forma Financial Statements for the Reorganization (unaudited)

The following tables set forth as of April 30, 2006 the unaudited pro forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations for the Reorganization.

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006

(unaudited)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

LONG-TERM INVESTMENTS 100.5%, 98.7%, 99.4%
COMMON STOCKS
CONSUMER DISCRETIONARY 12.3%, 12.0%, 12.1%

Advertising 0.1%, 0.0%, 0.0%
Interpublic Group of Cos., Inc. (The) (a)	13,110	$125,594	—	$—	13,110	$125,594

Auto & Truck 0.0%, 0.7%, 0.4%
AutoNation, Inc. (a)	—	—	2,870	64,632	2,870	64,632
Harley-Davidson, Inc.	—	—	22,000	1,118,480	22,000	1,118,480

		—		1,183,112		1,183,112

Automobile Manufacturers 1.0%, 0.0%, 0.4%
Ford Motor Co.	70,400	489,280	—	—	70,400	489,280
General Motors Corp. (b)	26,300	601,744	—	—	26,300	601,744
Toyota Motor Corp., ADR (Japan)	1,900	222,547	—	—	1,900	222,547

		1,313,571		—		1,313,571

Automotive Parts 0.8%, 0.0%, 0.4%
BorgWarner, Inc.	6,950	422,074	—	—	6,950	422,074
Cooper Tire & Rubber Co. (b)	21,300	270,510	—	—	21,300	270,510
Lear Corp. (b)	17,200	405,576	—	—	17,200	405,576

		1,098,160		—		1,098,160

Cable Television 0.5%, 0.0%, 0.2%
Comcast Corp. (Class A)(b)	22,200	687,090	—	—	22,200	687,090

Education 0.3%, 0.0%, 0.1%
Strayer Education, Inc.	3,900	405,561	—	—	3,900	405,561

Hotels, Restaurants & Leisure 1.7%, 1.8%, 1.8%
Brinker International, Inc.	—	—	4,000	156,640	4,000	156,640
Darden Restaurants, Inc.	—	—	11,800	467,280	11,800	467,280
McDonald’s Corp.(b)	40,400	1,396,628	20,900	722,513	61,300	2,119,141
Sonic Corp.(a)	—	—	3,900	132,249	3,900	132,249
Starbucks Corp.(a)(b)	24,900	928,023	20,000	745,400	44,900	1,673,423
YUM! Brands, Inc.	—	—	20,900	1,080,112	20,900	1,080,112

		2,324,651		3,304,194		5,628,845

Household Durables 0.0%, 0.1%, 0.1%
Tempur-Pedic International, Inc.(a)(b)	—	—	9,700	153,163	9,700	153,163

Media 2.6%, 2.3%, 2.4%
CBS Corp. (Class B)	29,466	750,499	30,050	765,374	59,516	1,515,873
Disney, (Walt) Co.	25,360	709,066	—	—	25,360	709,066
Gannett Co., Inc.(b)	—	—	17,100	940,499	17,100	940,499
Time Warner, Inc.	99,500	1,731,300	36,900	642,060	136,400	2,373,360
Tribune Co.	—	—	3,700	106,671	3,700	106,671
Univision Communications, Inc.(a)	—	—	26,200	935,078	26,200	935,078
Viacom, Inc. (Class B)(a)	7,966	317,286	16,450	655,204	24,416	972,490

		3,508,151		4,044,886		7,553,037

Multiline Retail 1.6%, 2.4%, 2.1%
J.C. Penney Co., Inc.(b)	—	—	25,000	1,636,500	25,000	1,636,500
Target Corp.	34,770	1,846,287	23,100	1,226,610	57,870	3,072,897
Wal-Mart Stores, Inc.	8,370	376,901	30,800	1,386,924	39,170	1,763,825

		2,223,188		4,250,034		6,473,222

Personal Services 0.3%, 0.0%, 0.1%
Apollo Group, Inc. (Class A)(a)	7,300	398,872	—	—	7,300	398,872

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Specialty Retail 3.4%, 4.7%, 4.1%
Aeropostale, Inc.(a)	—	—	12,700	390,017	12,700	390,017
American Eagle Outfitters(b)	—	—	28,700	929,880	28,700	929,880
Building Material Holding Corp.	—	—	7,400	247,308	7,400	247,308
Carter’s, Inc.(a)	—	—	1,000	67,360	1,000	67,360
Coach, Inc.(a)	—	—	36,300	1,198,626	36,300	1,198,626
Gap, Inc. (The)(b)	—	—	14,500	262,305	14,500	262,305
Home Depot, Inc.	51,700	2,064,381	56,400	2,252,052	108,100	4,316,433
Jones Apparel Group, Inc.	—	—	1,300	44,655	1,300	44,655
Limited Brands, Inc.	18,500	474,340	—	—	18,500	474,340
Liz Claiborne, Inc.(b)	—	—	7,900	308,495	7,900	308,495
Lowe’s Cos., Inc.	27,300	1,721,265	25,700	1,620,385	53,000	3,341,650
Petsmart, Inc.	—	—	9,900	273,834	9,900	273,834
Select Comfort Corp.(a)(b)	—	—	5,900	235,764	5,900	235,764
Sherwin-Williams Co. (The)	—	—	6,900	351,486	6,900	351,486
Steven Madden, Ltd.(a)	—	—	2,300	122,452	2,300	122,452
Williams-Sonoma, Inc.(a)(b)	9,900	414,513	—	—	9,900	414,513

		4,674,499		8,304,619		12,979,118
		16,759,337		21,240,008		37,999,345
CONSUMER STAPLES 9.2%, 6.9%, 7.9%

Beverages 0.7%, 2.9%, 1.9%
Anheuser-Busch Companies, Inc.	—	—	14,300	637,494	14,300	637,494
Coca-Cola Co.	12,800	537,088	49,700	2,085,412	62,500	2,622,500
Coca-Cola Enterprises, Inc.	—	—	18,600	363,258	18,600	363,258
Pepsi Bottling Group, Inc. (The)	—	—	18,300	587,430	18,300	587,430
PepsiCo, Inc.	7,534	438,780	24,260	1,412,902	31,794	1,851,682

		975,868		5,086,496		6,062,364

Consumer Products & Services 0.8%, 0.0%, 0.4%
Colgate-Palmolive Co.	9,470	559,866	—	—	9,470	559,866
Fortune Brands, Inc.	7,100	570,130	—	—	7,100	570,130

		1,129,996		—		1,129,996

Cosmetics & Soap 2.6%, 1.8%, 2.1%
Chattem, Inc.(a)	—	—	6,200	223,386	6,200	223,386
Kimberly-Clark Corp.	—	—	17,300	1,012,569	17,300	1,012,569
Procter & Gamble Co.	60,760	3,536,840	32,638	1,899,858	93,398	5,436,698

		3,536,840		3,135,813		6,672,653

Food & Drug Retailing 1.5%, 0.3%, 0.8%
Albertson’s, Inc.	2,500	63,325	—	—	2,500	63,325
Safeway, Inc.(b)	—	—	7,400	185,962	7,400	185,962
SUPERVALU, Inc.(b)	7,400	214,674	9,200	266,892	16,600	481,566
Walgreen Co.	31,100	1,304,023	—	—	31,100	1,304,023
Whole Foods Market, Inc.	7,500	460,350	—	—	7,500	460,350

		2,042,372		452,854		2,495,226

Food Products 0.7%, 0.5%, 0.6%
Archer-Daniels-Midland Co.	11,438	415,657	—	—	11,438	415,657
Chiquita Brands Int’l., Inc.(b)	—	—	30,700	497,954	30,700	497,954
General Mills, Inc.	—	—	1,300	64,142	1,300	64,142
Kroger Co. (The)(a)	—	—	20,300	411,278	20,300	411,278
Wrigley, (Wm., Jr.) Co.	8,800	414,216	—	—	8,800	414,216
Wrigley, (Wm., Jr.) Co. (Class B)	2,200	104,005	—	—	2,200	104,005

		933,878		973,374		1,907,252

Tobacco 2.9%, 1.4%, 2.1%
Altria Group, Inc.	41,860	3,062,478	24,300	1,777,788	66,160	4,840,266
Reynolds American, Inc.(b)	8,500	932,025	7,200	789,480	15,700	1,721,505

		3,994,503		2,567,268		6,561,771
		12,613,457		12,215,805		24,829,262
ENERGY 7.8%, 10.9%, 9.5%

Energy - Energy Resources 0.3%, 0.0%, 0.1%
Noble Energy, Inc.	8,600	386,828	—	—	8,600	386,828

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Oil & Gas 2.6%, 0.0%, 1.1%
Baker Hughes, Inc.	6,100	493,063	—	—	6,100	493,063
BP PLC, ADR (United Kingdom)	5,495	405,091	—	—	5,495	405,091
EOG Resources, Inc.	5,790	406,632	—	—	5,790	406,632
FMC Technologies, Inc.(a)	6,000	327,480	—	—	6,000	327,480
GlobalSantaFe Corp.	7,700	471,317	—	—	7,700	471,317
Halliburton Co.	3,000	234,450	—	—	3,000	234,450
Noble Corp. (Cayman Islands)	8,620	680,463	—	—	8,620	680,463
Transocean, Inc. (Cayman Islands)(a)	6,340	513,984	—	—	6,340	513,984

		3,532,480		—		3,532,480

Oil & Gas Exploration/Production 0.8%, 5.7%, 3.6%
Anadarko Petroleum Corp.	—	—	1,900	199,158	1,900	199,158
Apache Corp.	—	—	9,300	660,672	9,300	660,672
Chesapeake Energy Corp.(b)	—	—	21,400	677,952	21,400	677,952
ConocoPhillips	—	—	42,100	2,816,490	42,100	2,816,490
Devon Energy Corp.	—	—	13,100	787,441	13,100	787,441
Marathon Oil Corp.	—	—	2,000	158,720	2,000	158,720
Nabors Industries, Ltd. (Bermuda)(a)	20,200	754,066	9,200	343,436	29,400	1,097,502
Occidental Petroleum Corp.	3,900	400,686	5,400	554,796	9,300	955,482
Oil States International, Inc.(a)	—	—	8,200	331,034	8,200	331,034
Parker Drilling Co.	—	—	5,800	48,720	5,800	48,720
Schlumberger, Ltd.(b)	—	—	36,800	2,544,352	36,800	2,544,352
SEACOR Holdings, Inc.(a)(b)	—	—	2,600	229,970	2,600	229,970
Tidewater, Inc.	—	—	7,200	419,328	7,200	419,328
Unit Corp.(a)	—	—	6,600	381,150	6,600	381,150

		1,154,752		10,153,219		11,307,971

Petroleum & Coal 4.1%, 5.2%, 4.7%
Chevron Corp.	8,794	536,610	49,090	2,995,472	57,884	3,532,082
Exxon Mobil Corp.	79,400	5,008,552	97,809	6,169,792	177,209	11,178,344

		5,545,162		9,165,264		14,710,426
		10,619,222		19,318,483		29,937,705
FINANCIAL 24.1%, 20.1%, 21.8%

Banking 4.7%, 5.5%, 5.1%
Bank of America Corp.	79,704	3,978,824	81,558	4,071,388	161,262	8,050,212
BB&T Corp.(b)	—	—	12,600	541,044	12,600	541,044
Commerce Bancorp, Inc.(a)	15,600	629,304	—	—	15,600	629,304
Huntington Bancshares, Inc.(a)	5,000	120,750	—	—	5,000	120,750
KeyCorp.	15,900	607,698	19,600	749,112	35,500	1,356,810
North Fork Bancorporation, Inc.	—	—	22,700	683,951	22,700	683,951
SunTrust Banks, Inc.	9,200	711,436	6,000	463,980	15,200	1,175,416
U.S. Bancorp	—	—	55,291	1,738,349	55,291	1,738,349
Wells Fargo & Co.	4,360	299,488	22,200	1,524,918	26,560	1,824,406

		6,347,500		9,772,742		16,120,242

Financial Services 12.5%, 10.8%, 11.5%
American Express Co.	7,180	386,356	—	—	7,180	386,356
Ameriprise Financial, Inc.(b)	—	—	2,800	137,312	2,800	137,312
Bear Stearns Cos., Inc. (The)	—	—	3,600	513,036	3,600	513,036
Charles Schwab Corp. (The)	—	—	12,500	223,750	12,500	223,750
CIT Group, Inc.	—	—	10,700	577,907	10,700	577,907
Citigroup, Inc.	87,273	4,359,286	87,400	4,365,631	174,673	8,724,917
Comerica, Inc.	9,500	540,265	1,900	108,053	11,400	648,318
Countrywide Credit Industries, Inc.	—	—	8,496	345,447	8,496	345,447
Franklin Resources, Inc.	6,400	595,968	—	—	6,400	595,968
Goldman Sachs Group, Inc. (The)	3,880	621,925	15,000	2,404,350	18,880	3,026,275
Greenhill & Co., Inc.	—	—	3,700	262,404	3,700	262,404
Jackson Hewitt Tax Service, Inc.	—	—	2,100	62,748	2,100	62,748
J.P. Morgan Chase & Co.	67,542	3,065,056	58,000	2,632,040	125,542	5,697,096
Legg Mason, Inc.	4,400	521,312	—	—	4,400	521,312
Lehman Brothers Holdings, Inc.	1,070	161,731	12,400	1,874,260	13,470	2,035,991
Merrill Lynch & Co., Inc.	27,300	2,081,898	4,900	373,674	32,200	2,455,572
Moody’s Corp.(b)	—	—	10,600	657,306	10,600	657,306
Morgan Stanley	14,000	900,200	30,500	1,961,150	44,500	2,861,350
National City Corp.	29,300	1,081,170	15,200	560,880	44,500	1,642,050
Wachovia Corp.	28,900	1,729,665	36,900	2,208,465	65,800	3,938,130
Washington Mutual, Inc.	22,500	1,013,850	—	—	22,500	1,013,850

		17,058,682		19,268,413		36,327,095

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Insurance 6.1%, 3.5%, 4.6%
ACE, Ltd.	12,600	699,804	4,400	244,376	17,000	944,180
Allstate Corp.	—	—	30,900	1,745,541	30,900	1,745,541
American International Group, Inc.	51,199	3,340,735	26,196	1,709,289	77,395	5,050,024
Axis Capital Holdings Ltd. (Bermuda)	16,150	481,593	—	—	16,150	481,593
Chubb Corp.	8,950	461,283	—	—	8,950	461,283
Hartford Financial Services Group, Inc. (The)	3,200	294,176	2,800	257,404	6,000	551,580
Lincoln National Corp.(a)	8,100	470,448	—	—	8,100	470,448
Loews Corp.	6,700	711,205	400	42,460	7,100	753,665
MetLife, Inc.(b)	—	—	4,500	234,450	4,500	234,450
MGIC Investment Corp.	—	—	3,700	261,590	3,700	261,590
SAFECO Corp.	—	—	1,900	98,610	1,900	98,610
St. Paul Travelers Cos., Inc. (The)	20,697	911,289	34,200	1,505,826	54,897	2,417,115
UnumProvident Corp.(a)	25,100	509,781	—	—	25,100	509,781
XL Capital, Ltd. (Cayman Islands)	7,500	494,175	1,100	72,479	8,600	566,654

		8,374,489		6,172,025		14,546,514

Real Estate Investment Trusts 0.0%, 0.1%, 0.1%
American Financial Realty Trust	—	—	10,200	116,076	10,200	116,076
Anthracite Capital, Inc.	—	—	3,500	37,100	3,500	37,100
Ashford Hospitality Trust, Inc.	—	—	2,000	23,280	2,000	23,280

		—		176,456		176,456

Thrifts & Mortgage Finance 0.8%, 0.2%, 0.5%
Fannie Mae	22,425	1,134,705	1,400	70,840	23,825	1,205,545
Freddie Mac	—	—	4,300	262,558	4,300	262,558

		1,134,705		333,398		1,468,103
		32,915,376		35,723,034		68,638,410
HEALTHCARE 10.8%, 12.7%, 11.9%

Biotechnology 2.6%, 1.5%, 2.0%
Amgen, Inc.(a)(b)	22,980	1,555,746	10,300	697,310	33,280	2,253,056
Biogen Idec, Inc.(a)(b)	—	—	26,900	1,206,465	26,900	1,206,465
Genentech, Inc.(a)	4,500	358,695	10,000	797,100	14,500	1,155,795
Gilead Sciences, Inc.(a)	21,440	1,232,800	—	—	21,440	1,232,800
MedImmune, Inc.(a)(b)	15,200	478,344	—	—	15,200	478,344

		3,625,585		2,700,875		6,326,460

Healthcare Equipment & Supplies 0.8%, 3.5%, 2.4%
Alcon, Inc. (Switzerland)	4,800	488,208	—	—	4,800	488,208
Applera Corp. - Applied Biosystems Group	—	—	1,500	43,260	1,500	43,260
Baxter International, Inc.	—	—	32,100	1,210,170	32,100	1,210,170
Becton, Dickinson & Co.	10,100	636,704	25,800	1,626,432	35,900	2,263,136
Boston Scientific Corp.(a)(b)	—	—	47,400	1,101,576	47,400	1,101,576
C.R. Bard, Inc.	—	—	6,500	483,990	6,500	483,990
Digene Corp.(a)	—	—	5,900	243,729	5,900	243,729
Emdeon Corp.(a)	—	—	12,600	143,766	12,600	143,766
Medtronic, Inc.(b)	—	—	2,700	135,324	2,700	135,324
PolyMedica Corp.	—	—	4,600	190,026	4,600	190,026
Waters Corp.(a)	—	—	24,000	1,087,680	24,000	1,087,680

		1,124,912		6,265,953		7,390,865

Healthcare Providers & Services 2.3%, 1.3%, 1.7%
Aetna, Inc.	—	—	4,000	154,000	4,000	154,000
Caremark Rx, Inc.(a)	24,800	1,129,640	—	—	24,800	1,129,640
Cigna Corp.	—	—	6,500	695,500	6,500	695,500
HCA, Inc.	—	—	21,900	961,191	21,900	961,191
Health Net, Inc.(a)	—	—	4,000	162,800	4,000	162,800
Quest Diagnostics, Inc.	—	—	2,700	150,471	2,700	150,471
UnitedHealth Group, Inc.	39,200	1,949,808	—	—	39,200	1,949,808
WellPoint, Inc.(a)	—	—	1,900	134,900	1,900	134,900

		3,079,448		2,258,862		5,338,310

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Pharmaceuticals 5.1%, 6.4%, 5.8%
Abbott Laboratories	—	—	19,400	829,156	19,400	829,156
Bristol-Meyers Squibb Co.	18,400	466,992	—	—	18,400	466,992
Eli Lilly & Co.	36,360	1,924,171	25,900	1,370,628	62,260	3,294,799
Johnson & Johnson Co.	17,895	1,048,826	62,304	3,651,637	80,199	4,700,463
King Pharmaceuticals, Inc.(a)	—	—	24,700	429,533	24,700	429,533
Merck & Co., Inc.	47,300	1,628,066	27,400	943,108	74,700	2,571,174
Pfizer, Inc.	53,580	1,357,181	103,460	2,620,642	157,040	3,977,823
Sepracor, Inc.(a)	—	—	4,100	183,024	4,100	183,024
Wyeth	10,080	490,594	27,500	1,338,425	37,580	1,829,019

		6,915,830		11,366,153		18,281,983
		14,745,775		22,591,843		37,337,618
INDUSTRIALS 13.4%, 12.9%, 13.1%

Aerospace/Defense 3.6%, 3.0%, 3.3%
Boeing Co. (a)	25,300	2,111,285	—	—	25,300	2,111,285
General Dynamics Corp.	14,600	958,052	5,200	341,224	19,800	1,299,276
Goodrich Corp.	7,500	333,750	—	—	7,500	333,750
Honeywell International, Inc.	—	—	1,300	55,250	1,300	55,250
L-3 Communications Holdings, Inc.	—	—	500	40,850	500	40,850
Lockheed Martin Corp.	—	—	23,900	1,814,010	23,900	1,814,010
Northrop Grumman Corp.	14,400	963,360	25,400	1,699,260	39,800	2,662,620
Raytheon Co.	—	—	23,400	1,035,918	23,400	1,035,918
Rockwell Collins, Inc.	9,300	531,960	—	—	9,300	531,960
United Technologies Corp.	—	—	6,400	401,984	6,400	401,984

		4,898,407		5,388,496		10,286,903

Clothing & Apparel 0.5%, 0.0%, 0.2%
VF Corp.	10,912	667,705	—	—	10,912	667,705

Construction 0.2%, 0.0%, 0.1%
Pulte Holmes, Inc.	8,000	298,800	—	—	8,000	298,800

Building Products 0.8%, 0.3%, 0.5%
American Standard Cos., Inc.	15,000	652,950	—	—	15,000	652,950
Masco Corp.	12,310	392,689	13,200	421,080	25,510	813,769
NCI Buildings Systems, Inc.(a)	—	—	1,200	77,988	1,200	77,988

		1,045,639		499,068		1,544,707

Commercial Services & Supplies 0.2%, 0.6%, 0.4%
Cendant Corp.	—	—	16,700	291,081	16,700	291,081
Herman Miller, Inc.	—	—	10,200	314,058	10,200	314,058
R. R. Donnelley & Sons Co.	7,300	245,937	14,900	501,981	22,200	747,918

		245,937		1,107,120		1,353,057

Diversified Manufacturing Operations 0.7%, 1.7%, 1.3%
Cooper Industries, Ltd. (Class A)	—	—	3,000	274,350	3,000	274,350
Eaton Corp.	5,800	444,570	2,300	176,295	8,100	620,865
Illinois Tool Works, Inc.(b)	—	—	8,800	903,760	8,800	903,760
Ingersoll-Rand Co. (Class A) (Bermuda)	12,000	525,000	30,100	1,316,875	42,100	1,841,875
Textron, Inc.	—	—	2,800	251,860	2,800	251,860

		969,570		2,923,140		3,892,710

Electrical Equipment 0.4%, 1.3%, 0.9%
Emerson Electric Co.	3,000	254,850	16,400	1,393,180	19,400	1,648,030
Energizer Holdings, Inc.(a)	—	—	400	20,460	400	20,460
Hubbell, Inc. (Class B)	6,000	309,900	—	—	6,000	309,900
Rockwell Automation, Inc.	—	—	11,700	847,782	11,700	847,782
Thomas & Betts Corp.(a)	—	—	600	34,170	600	34,170

		564,750		2,295,592		2,860,342

Industrial Conglomerates 5.3%, 3.2%, 4.1%
General Electric Co.	159,900	5,530,941	130,300	4,507,077	290,200	10,038,018
Textron, Inc.	6,900	620,655	—	—	6,900	620,655
Tyco International, Ltd.	42,490	1,119,611	45,500	1,198,925	87,990	2,318,536

		7,271,207		5,706,002		12,977,209

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Machinery 0.0%, 1.0%, 0.5%
Actuant Corp. (Class A)(a)	—	—	2,300	147,085	2,300	147,085
American Railcar Industries, Inc.	—	—	1,100	39,270	1,100	39,270
Caterpillar, Inc.	—	—	4,100	310,534	4,100	310,534
PACCAR, Inc.	—	—	9,900	712,107	9,900	712,107
Parker-Hannifin Corp.	—	—	6,300	510,615	6,300	510,615

		—		1,719,611		1,719,611

Railroads 0.6%, 0.0%, 0.3%
CSX Corp.	12,300	842,427	—	—	12,300	842,427

Transportation Infrastructure 1.1%, 1.8%, 1.5%
FedEx Corp.	—	—	10,100	1,162,813	10,100	1,162,813
United Parcel Service, Inc. (Class B)(b)	18,300	1,483,581	25,500	2,067,285	43,800	3,550,866

		1,483,581		3,230,098		4,713,679
		18,288,023		22,869,127		41,157,150
INFORMATION TECHNOLOGY 16.9%, 15.6%, 16.2%

Communications Equipment 3.1%, 2.4%, 2.7%
Cisco Systems, Inc.(a)	16,250	340,437	109,900	2,302,405	126,150	2,642,842
Corning, Inc.(a)	39,600	1,094,148	—	—	39,600	1,094,148
Harris Corp.	—	—	2,300	107,111	2,300	107,111
Motorola, Inc.	30,700	655,445	—	—	30,700	655,445
QUALCOMM, Inc.	34,450	1,768,663	36,800	1,889,312	71,250	3,657,975
Tellabs, Inc.(a)	20,300	321,755	—	—	20,300	321,755

		4,180,448		4,298,828		8,479,276

Computer Software & Services 4.4%, 4.8%, 4.7%
BMC Software, Inc.(a)	—	—	1,800	38,772	1,800	38,772
Cadence Design System, Inc.(a)	—	—	5,700	107,901	5,700	107,901
Electronic Arts, Inc.(a)	20,380	1,157,584	—	—	20,380	1,157,584
Electronic Data Systems Corp.	19,000	514,520	—	—	19,000	514,520
EMC Corp.(a)	58,470	789,929	84,600	1,142,946	143,070	1,932,875
Fiserv, Inc.(a)	—	—	27,800	1,253,224	27,800	1,253,224
Intuit, Inc.(a)	—	—	6,400	346,688	6,400	346,688
Microsoft Corp.	135,300	3,267,495	173,700	4,194,855	309,000	7,462,350
Oracle Corp.(a)	—	—	47,100	687,189	47,100	687,189
Synopsys, Inc.(a)	—	—	4,400	96,052	4,400	96,052
Unisys Corp.(a)	49,150	306,696	—	—	49,150	306,696
Vignette Corp.(a)	—	—	3,700	58,645	3,700	58,645
Xerox Corp.	—	—	45,500	638,820	45,500	638,820

		6,036,224		8,565,092		14,601,316

Computers & Peripherals 3.3%, 3.5%, 3.4%
Apple Computer, Inc.(a)	15,090	1,062,185	—	—	15,090	1,062,185
Dell, Inc.(a)	—	—	24,600	644,520	24,600	644,520
Hewlett-Packard Co.	58,625	1,903,554	59,100	1,918,977	117,725	3,822,531
International Business Machines Corp.	18,370	1,512,586	39,800	3,277,132	58,170	4,789,718
Lexmark International, Inc.(a)(b)	—	—	7,000	340,900	7,000	340,900

		4,478,325		6,181,529		10,659,854

Electronic Components & Equipment 1.0%, 0.0%, 0.4%
Arrow Electronics, Inc.(a)	6,500	235,300	—	—	6,500	235,300
Avnet, Inc.(a)	9,700	253,655	—	—	9,700	253,655
Flextronics International Ltd.(a)	9,700	110,192	—	—	9,700	110,192
Solectron Corp.(a)	95,600	382,400	—	—	95,600	382,400
Tech Data Corp.(a)	11,200	411,264	—	—	11,200	411,264

		1,392,811		—		1,392,811

Electronic Equipment & Instruments 0.0%, 0.3%, 0.2%
Agilent Technologies, Inc.(a)	—	—	13,500	518,670	13,500	518,670

Internet Services 1.9%, 0.0%, 0.8%
eBay, Inc(a)	38,430	1,322,376	—	—	38,430	1,322,376
Google, Inc. (Class A)(a)	3,200	1,337,408	—	—	3,200	1,337,408

		2,659,784		—		2,659,784

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

Semiconductors & Semiconductor Equipment 3.2%, 4.6%, 4.0%
Advanced Micro Devices, Inc.(a)	20,000	647,000	—	—	20,000	647,000
Agere Systems, Inc.(a)	6,700	105,324	—	—	6,700	105,324
Altera Corp.(a)(b)	—	—	14,900	325,416	14,900	325,416
Analog Devices, Inc.	—	—	23,000	872,160	23,000	872,160
Applied Materials, Inc.(b)	—	—	82,500	1,480,875	82,500	1,480,875
Broadcom Corp. (Class A)(a)	21,075	866,393	—	—	21,075	866,393
Freescale Semiconductor, Inc.(a)	—	—	11,500	364,205	11,500	364,205
Intel Corp.	58,500	1,168,830	33,400	667,332	91,900	1,836,162
LSI Logic Corp.(a)	16,600	176,790	—	—	16,600	176,790
Marvell Technology Group Ltd.(a)	10,470	597,732	—	—	10,470	597,732
Maxim Integrated Products, Inc.	—	—	9,000	317,340	9,000	317,340
Micrel, Inc.(a)	—	—	14,000	179,760	14,000	179,760
National Semiconductor Corp.	—	—	39,500	1,184,210	39,500	1,184,210
Nvidia Corp.	18,000	525,960	—	—	18,000	525,960
QLogic Corp.(a)	—	—	21,100	439,091	21,100	439,091
Texas Instruments, Inc.	7,870	273,168	49,500	1,718,145	57,370	1,991,313
Xilinx, Inc.	—	—	25,000	691,750	25,000	691,750

		4,361,197		8,240,284		12,601,481
		23,108,789		27,804,403		50,913,192
MATERIALS 2.1%, 3.1%, 2.7%

Chemicals 1.8%, 0.7%, 1.1%
Ashland, Inc.	7,900	519,978	—	—	7,900	519,978
Dow Chemical Co. (The)	6,800	276,148	25,300	1,027,433	32,100	1,303,581
DuPont, (E.I.) de Nemours & Co. (b)	6,000	264,600	—	—	6,000	264,600
Lubrizol Corp. (The)	11,450	499,335	—	—	11,450	499,335
Lyondell Chemical Co.	17,800	428,980	—	—	17,800	428,980
Mosaic Co. (The)(a)(b)	—	—	14,300	214,500	14,300	214,500
PPG Industries, Inc.	6,300	422,856	—	—	6,300	422,856

		2,411,897		1,241,933		3,653,830

Construction Materials 0.0%, 1.2%, 0.7%
Eagle Materials, Inc.	—	—	13,300	881,125	13,300	881,125
Martin Marietta Materials, Inc.	—	—	3,800	403,408	3,800	403,408
Vulcan Materials Co.(b)	—	—	9,600	815,616	9,600	815,616

		—		2,100,149		2,100,149

Containers & Packaging 0.2%, 0.3%, 0.3%
Ball Corp.	—	—	14,700	587,706	14,700	587,706
Sonoco Products Co.	9,900	310,068	—	—	9,900	310,068

		310,068		587,706		897,774

Metals & Mining 0.1%, 0.9%, 0.6%
Alcan, Inc. (Canada)	3,700	193,362	—	—	3,700	193,362
Cleveland-Cliffs, Inc.(b)	—	—	700	59,913	700	59,913
Novelis, Inc. (Canada)	740	18,056	—	—	740	18,056
Phelps Dodge Corp.	—	—	14,400	1,241,136	14,400	1,241,136
Quanex Corp.(b)	—	—	2,100	89,796	2,100	89,796
Reliance Steel & Aluminum Co.	—	—	2,700	240,165	2,700	240,165

		211,418		1,631,010		1,842,428
		2,933,383		5,560,798		8,494,181
TELECOMMUNICATIONS SERVICES 3.2%, 2.9%, 3.0%

Diversified Telecommunications Services 2.1%, 1.8%, 1.9%
AT&T Corp.	44,100	1,155,861	66,688	1,747,892	110,788	2,903,753
BellSouth Corp.(b)	15,500	523,590	6,900	233,082	22,400	756,672
Premiere Global Services, Inc.(a)	—	—	10,100	78,881	10,100	78,881
Valor Communications Group, Inc.(b)	—	—	7,800	101,790	7,800	101,790
Verizon Communications, Inc.	37,672	1,244,306	29,300	967,779	66,972	2,212,085

		2,923,757		3,129,424		6,053,181

Wireless Telecommunications Services 1.1%, 1.1%, 1.1%
Motorola, Inc.	—	—	87,500	1,868,125	87,500	1,868,125
Sprint Nextel Corp.	58,895	1,460,596	4,001	99,213	62,896	1,559,809

		1,460,596		1,967,338		3,427,934
		4,384,353		5,096,762		9,481,115

Pro Forma Portfolio of Investments for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
					Dryden Fund After
	SP Fund		Dryden Fund		Reorganization
Description	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)

UTILITIES 0.7%, 1.6%, 1.2%

Electric Utilities 0.7%, 1.5%, 1.1%
Alliant Energy Corp.	—	—	3,100	99,076	3,100	99,076
American Electric Power Co., Inc.	—	—	19,900	665,854	19,900	665,854
Dominion Resources Inc.	3,000	224,610	—	—	3,000	224,610
DTE Energy Co.	9,500	387,410	—	—	9,500	387,410
Edison International	—	—	9,300	375,813	9,300	375,813
Entergy Corp.	1,210	84,627	—	—	1,210	84,627
NRG Energy, Inc.(a)(b)	—	—	3,000	142,770	3,000	142,770
Progress Energy, Inc.	6,200	265,360	4,400	188,320	10,600	453,680
TXU Corp.	—	—	22,900	1,136,527	22,900	1,136,527
Westar Energy, Inc.	—	—	3,800	79,572	3,800	79,572

		962,007		2,687,932		3,649,939

Gas Utilities 0.0%, 0.1%, 0.1%
ONEOK, Inc.	—	—	2,100	69,321	2,100	69,321
Sempra Energy	—	—	4,200	193,284	4,200	193,284

		—		262,605		262,605
		962,007		2,950,537		3,912,544

Total long-term investments
(cost $111,571,940, $142,181,876, $253,753,816)		137,329,722		175,370,800		312,700,522

SHORT-TERM INVESTMENTS 4.3%, 13.1%, 9.3%

Affiliated Money Market Mutual Fund 4.3%, 13.1%, 9.3%
Dryden Core Investment Fund - Taxable Money Market Series(e)(f)(cost $5,911,195, $23,210,204, $29,121,399; includes $5,669,041, $21,724,407, $27,393,448 of cash collateral received for securities on loan)	5,911,195	5,911,195	23,210,204	23,210,204	29,121,399	29,121,399

	Principal		Principal		Principal
	Amount		Amount		Amount
	(000)		(000)		(000)
U.S. Government Security 0.0%, 0.0%, 0.0%
United States Treasury Bills, 4.51%, 6/15/06(c)(d)
(cost $0, $89,496, $89,496)	$—	—	$90	89,491	$90	89,491

Total short-term investments
(cost $5,911,195, $23,299,700, $29,210,895)		5,911,195		23,299,695		29,210,890

Total Investments 104.8%, 111.8%, 108.7% (cost $117,483,135, $165,481,576, $282,964,711)		143,240,917		198,670,495		341,911,412

Liabilities in excess of other assets (g)
(4.8)%, (11.8)%, (8.7)%		(6,496,415)		(20,958,581)		(27,464,996	)*

Net Assets 100%		$136,744,502		$177,711,914		$314,446,416	*

The following abbreviations are used in the portfolio descriptions:

ADR — American Depositary Receipt

*      Amounts reflect the adjustments to the Pro Forma Statement of Assets and Liabilities for the Reorganization relating to reorganization expenses attributable to the Dryden Fund.

(a)   Non-income producing security.

(b)   All or a portion of a security on loan. The aggregate market value of such securities is $5,476,900, $21,003,573 and $26,480,473 for SP Fund, Dryden Fund, and Pro Forma Dryden Fund After Reorganization, respectively; cash collateral of $5,669,041, $21,724,407 and $27,393,448 for SP Fund, Dryden Fund, and Pro Forma Dryden Fund After Reorganization, respectively, (included in liabilities) was received with which the Funds purchased highly liquid short-term investments.

(c)   All or a portion of security segregated as collateral for financial futures contracts.

(d)   Rate quoted represents yield-to-maturity as of purchase date.

(e)   Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

(f)    Prudential Investments LLC, the manager of the Funds, also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.

(g)   Liabilities in excess of other assets include net unrealized appreciation of financial futures as follows:

Open financial futures contracts outstanding as of April 30, 2006:

			Value at
			Trade	Value at	Unrealized
Type	Expiration	Contracts	Date	April 30, 2006	Appreciation
Long Position:
S&P 500 Index	June 2006
SP Fund		—	—	—	—
Dryden Fund		6	$1,959,338	$1,973,851	$14,513
Pro Forma Dryden Fund After Reorganization		6	$1,959,338	$1,973,851	$14,513

The Dryden Fund does not expect that any investments must be sold as a result of the Reorganization as of the date of the Pro Forma Portfolio of Investments for the Reorganization.

Pro Forma Statement of Assets and Liabilities for the Reorganization

As of April 30, 2006 (unaudited)

					Pro Forma
			Pro Forma		Dryden Fund After
	SP Fund	Dryden Fund	Adjustments		Reorganization
Assets
Investments at value, including securities on loan (C):
Unaffiliated investments (A)	$137,329,722	$175,460,291			$312,790,013
Affiliated investments (B)	5,911,195	23,210,204			29,121,399
Receivable for investments sold	191,341	8,106,052			8,297,393
Dividend and interest receivable	200,701	177,056			377,757
Receivable for Fund shares sold	60,999	39,158			100,157
Due from broker - variation margin	—	3,500			3,500
Prepaid expenses	29,444	4,851			34,295
Total assets	143,723,402	207,001,112	—		350,724,514

Liabilities
Payable to broker for collateral for securities on loan	5,669,041	21,724,407			27,393,448
Payable for investments purchased	—	6,256,333			6,256,333
Payable for Fund shares reacquired	534,864	847,326			1,382,190
Accrued expenses	228,901	218,972	$10,000	(a)	457,873
Payable to custodian	243,534	4,403			247,937
Transfer agent fee payable (D)	174,728	51,900			226,628
Distribution fee payable	96,726	89,058			185,784
Management fee payable	25,363	95,159			120,522
Deferred directors’/trustees’ fees	5,743	1,640			7,383
Total liabilities	6,978,900	29,289,198	10,000		36,278,098

Net Assets	$136,744,502	$177,711,914	$(10,000)		$314,446,416

Net assets were comprised of:
Common stock, at $.001 par	$13,799	$14,694	$(2,358	)(b)	$26,135
Paid-in capital in excess of par	136,336,622	178,057,671	2,358	(b)	314,396,651
	136,350,421	178,072,365	—		314,422,786
Undistributed net investment income	72,058	219,819	(10,000	)(a)	281,877
Accumulated net realized loss on investments	(25,435,759)	(33,783,702)			(59,219,461)
Net unrealized appreciation on investments	25,757,782	33,203,432			58,961,214
Net assets, April 30, 2006	$136,744,502	$177,711,914		$(10,000)	$314,446,416

(A) Unaffiliated investments at cost	$111,571,940	$142,271,372			$253,843,312
(B) Affiliated investments at cost	$5,911,195	$23,210,204			$29,121,399
(C) Securities on loan at value	$5,476,900	$21,003,573			$26,480,473
(D) Affiliated transfer agent fees	$130,000	$51,900			$181,900

Pro Forma Statement of Assets and Liabilities for the Reorganization

As of April 30, 2006 (unaudited) (continued)

					Pro Forma
			Pro Forma		Dryden Fund After
	SP Fund	Dryden Fund	Adjustments		Reorganization
Net Asset Value
Class A
Net assets	$14,438,293	$71,284,332	$(1,056	)(a)	$85,721,569
Shares of beneficial interest issued and outstanding	1,423,327	5,773,860	(254,320	)(c)	6,942,867
Net asset value and redemption price per share	$10.14	$12.35			$12.35
Maximum sales charge (5.50% of offering price)	0.59	0.72			0.72
Maximum offering price to public	$10.73	$13.07			$13.07

Class B
Net assets	$3,346,596	$48,854,116	$(245	)(a)	$52,200,467
Shares of beneficial interest issued and outstanding	339,630	4,129,630	(56,760	)(c)	4,412,500
Net asset value, offering price and redemption price per share	$9.85	$11.83			$11.83

Class C
Net assets	$23,604,735	$41,241,094	$(1,726	)(a)	$64,844,103
Shares of beneficial interest issued and outstanding	2,397,020	3,486,268	(401,837	)(c)	5,481,451
Net asset value, offering price and redemption price per share	$9.85	$11.83			$11.83

Class L
Net assets	$18,400,292	$—	$(1,346	)(a)	$18,398,946
Shares of beneficial interest issued and outstanding	1,821,320	—	(331,527	)(c)	1,489,793
Net asset value and redemption price per share	$10.10	$—			$12.35

Class M
Net assets	$68,825,092	$—	$(5,032	)(a)	$68,820,060
Shares of beneficial interest issued and outstanding	6,990,176	—	(1,172,758	)(c)	5,817,418
Net asset value and redemption price per share	$9.85	$—			$11.83

Class X
Net assets	$8,129,494	$—	$(595	)(a)	$8,128,899
Shares of beneficial interest issued and outstanding	827,791	—	(140,648	)(c)	687,143
Net asset value, offering price and redemption price per share	$9.82	$—			$11.83

Class Z
Net assets	$—	$16,332,372	$—	(a)	$16,332,372
Shares of beneficial interest issued and outstanding	—	1,303,902	—	(c)	1,303,902
Net asset value, offering price and redemption price per share	$—	$12.53			$12.53

(a)   Reflects the prorated estimated Reorganization expenses of $10,000 attributable to the SP Fund.

(b)   Change in consolidated par amount due to Reorganization.

(c)   Represents the difference between total additional shares to be issued (see Pro Forma Financial Statements - Note 2) and current Dryden Fund shares outstanding.

Pro Forma Statement of Operations for the Reorganization

For the Twelve Months Ended April 30, 2006 (unaudited)

					Pro Forma
			Pro Forma		Dryden Fund After
Net Investment Income	SP Fund	Dryden Fund	Adjustments		Reorganization
Income
Unaffiliated dividend income	$2,784,922	$3,669,600	$—		$6,454,522
Affiliated dividend income	25,874	91,472	—		117,346
Affiliated income from securities loaned, net	26,982	46,190	—		73,172
Unaffiliated income from securities loaned, net	—	—	—		—
Interest	—	3,424	—		3,424
Less: Foreign withholding taxes	(2,298)	—	—		(2,298)
Total income	2,835,480	3,810,686	—		6,646,166

Expenses
Management fee	1,157,461	1,179,745	(217,025	)(B)	2,120,181
Distribution fee—Class A	34,195	145,950	—		180,145
Distribution fee—Class B	32,656	656,149	—		688,805
Distribution fee—Class C	256,629	424,864	—		681,493
Distribution fee—Class L	99,270	—	—		99,270
Distribution fee—Class M	735,745	—	—		735,745
Distribution fee—Class X	86,477	—	—		86,477
Transfer agent’s fees and expenses (A)	496,000	228,000	(91,000	)(B)	633,000
Custodian’s fees and expenses	40,000	166,000	(31,000	)(B)	175,000
Reports to shareholders	50,000	90,000	(30,000	)(B)	110,000
Registration fees	44,000	64,000	(23,000	)(B)	85,000
Audit fee	16,000	16,000	(15,000	)(B)	17,000
Legal fees and expenses	16,000	40,000	(8,000	)(B)	48,000
Directors’/Trustees’ fees	14,000	12,000	(11,000	)(B)	15,000
Interest	2,532	—	(2,532	)(B)	—
Insurance	4,000	12,000	—		16,000
Miscellaneous	47,882	26,926	(33,302	)(B)	41,506
Total expenses	3,132,847	3,061,634	(461,859)		5,732,622
Less: Advisory fee waivers and expense reimbursements	(441,048)	—	441,048		—
Net expenses	2,691,799	3,061,634	(20,811)		5,732,622

Net investment income	143,681	749,052	20,811		913,544

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	16,474,758	15,994,786	—		32,469,544
Foreign currencies	(25,164)	—	—		(25,164)
Financial futures transactions	—	102,504	—		102,504
	16,449,594	16,097,290	—		32,546,884

Net change in unrealized appreciation/depreciation on:
Investments	3,123,064	18,888,412	—		22,011,476
Financial futures contracts	452	62,276	—		62,728
	3,123,516	18,950,688	—		22,074,204
Net gain on investments	19,573,110	35,047,978	—		54,621,088
Net Increase In Net Assets Resulting From Operations	$19,716,791	$35,797,030	$20,811		$55,534,632

(A) Affiliated transfer agent’s fees and expenses	$260,000	$168,400	$—		$428,400

(B)  Assumes savings on fund fees due to consolidation.

Notes to Pro Forma Financial Statements for the Reorganization

(Unaudited)

1.              Basis of Combination – The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments at April 30, 2006 and the related Pro Forma Statement of Operations (“Pro Forma Statements”) for the twelve months ended April 30, 2006, reflect the accounts of Dryden Large-Cap Core Equity Fund (the “Acquiring” fund) and SP Large Cap Core Fund (the “Target” fund), each a “Fund.”

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of SP Large Cap Core Fund in exchange for shares in Dryden Large-Cap Core Equity Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statement of Additional Information. As of April 30, 2006, all of the securities held by SP Large Cap Core Fund would comply with the compliance guidelines and investment restrictions of the Dryden Large-Cap Core Equity Fund.

2.              Shares of Beneficial Interest – The pro forma net asset value per share assumes the issuance of   additional Class A, B, C, L, M and X shares of Dryden Large-Cap Core Equity Fund, which would have been issued on April 30, 2006, in connection with the proposed reorganization. Shareholders of SP Large Cap Core Fund would become shareholders of Dryden Large-Cap Core Equity Fund, receiving shares of Dryden Large-Cap Core Equity Fund equal to the value of their holdings in SP Large Cap Core Fund. The amount of additional shares assumed to be issued has been calculated based on the April 30, 2006 net assets of SP Large Cap Core Fund and Dryden Large-Cap Core Equity Fund, the net asset value per share of as follows:

Dryden Large-Cap Core Equity Fund Additional Shares Issued		Net Assets of Target Fund 4/30/2006	Adjustments*	Dryden Large- Cap Core Equity Fund Net Asset Value Per Share After Reorganization
Class A	1,169,007	$14,438,293	$(1,056)	$12.35
Class B	282,870	$3,346,596	$(245)	$11.83
Class C	1,995,183	$23,604,735	$(1,726)	$11.83
Class L	1,489,739	$18,400,292	$(1,346)	$12.35
Class M	5,817,418	$68,825,092	$(5,032)	$11.83
Class X	687,143	$8,129,494	$(595)	$11.83

* Reflects the prorated estimated Reorganization expenses of $10,000 attributable to the SP Large Cap Core Fund.

3.              Pro Forma Operations – The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund.  Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income.  Certain expenses have been adjusted to reflect the expected expenses of the combined entity.  The pro forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Dryden Large-Cap Core Equity Fund at the combined level of average net assets for the twelve months ended April 30, 2006.  The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.              Security Valuation – Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees or Board of Directors approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

The Funds’ valuation policies are substantially identical and there are no differences in the terms of how each Fund values its portfolio securities.

5.              Estimates – The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

6.              Taxes – For federal income tax purposes, each Fund is treated as a separate taxpaying entity.  It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders.  Therefore, no federal income tax provision is required.  SP Large Cap Core Fund had a capital loss carry forward of $32,611,029 as of October 31, 2005, which will have an annual limitation on the amount of utilization under section 382 of the Internal Revenue Code of 1986, as amended.  Dryden Large-Cap Core Equity Fund had a capital loss carry forward of $40,784,330 as of October 31, 2005.